________________________________________________________________________________
     MAS                                          INSTITUTIONAL CLASS PROSPECTUS
  ---------
  MAS FUNDS

                           SMALL CAP VALUE PORTFOLIO
                                 MARCH 6, 1998

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Client Services: 1-800-354-8185    Prices and Investment Results: 1-800-522-1525
--------------------------------------------------------------------------------

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MAS FUNDS (the Fund) is a no-load mutual fund consisting of twenty-seven portfolios, one of which is described in this Prospectus. The Fund's Small Cap Value Portfolio (the "portfolio") is not currently being offered to new investors. This Prospectus offers the Instituti onal Class Shares of the portfolio. This Prospectus is for use only by defined contribution plan participants.
--------------------------------------------------------------------------------

                            PORTFOLIO PAGE REFERENCE

                      HOW TO USE THIS PROSPECTUS:    2

                      PORTFOLIO SUMMARY:             7

                      PROSPECTUS GLOSSARY:
                      Strategy                       8
                      Investments                    8

                      GENERAL SHAREHOLDER
                      INFORMATION:                  13

                      TABLE OF CONTENTS:            Back Cover

--------------------------------------------------------------------------------
This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated January 31, 1998 as revised from time to time, and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the Client Services Group at the telephone number shown above.
--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED
               UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MILLER
ANDERSON
& SHERRERD, LLP    ONE TOWER BRIDGE * WEST CONSHOHOCKEN, PA 19428 * 800-354-8185

EXPENSE SUMMARY - INSTITUTIONAL CLASS SHARES

The following tables illustrate the various expenses and fees that a shareholder in the portfolio will incur either directly or indirectly. The Adviser may from time to time waive fees or reimburse expenses thereby reducing total operating expenses.

      SHAREHOLDER TRANSACTION EXPENSES:
      Sales Load Imposed on Purchases                          None
      Sales Load Imposed on Reinvested Dividends               None
      Redemption Fees                                          None
      Exchange Fees                                            None

      ANNUAL FUND OPERATING EXPENSES:
      (as a percentage of average net assets after fee waivers)
      12b-1 Fees                                               None
      Shareholder Servicing Fee                                None

                               INVESTMENT                            TOTAL
                                ADVISORY          OTHER            OPERATING
         PORTFOLIO                FEES           EXPENSES          EXPENSES
--------------------------------------------------------------------------------
Small Cap Value                  0.750%           0.100%            0.850%

     The Total Operating Expense ratios reflected in the table above may be higher than the ratio of expenses actually deducted from portfolio assets because of the effect of expense offset arrangements. The result of such arrangements is to offset expenses that otherwise would be deducted from portfolio assets. Amounts in the above table have been restated to reflect current fees and expenses.

EXAMPLE

The purpose of this table is to assist in understanding the various expenses that a shareholder in the portfolio will bear directly or indirectly. The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.


  PORTFOLIO           1 YEAR           3 YEAR            5 YEAR          10 YEAR
--------------------------------------------------------------------------------
Small Cap Value         $9               $27               $47             $105
--------------------------------------------------------------------------------

                           HOW TO USE THIS PROSPECTUS

A PROSPECTUS SUMMARY begins on page 3;

FINANCIAL HIGHLIGHTS and a description of YIELD AND TOTAL RETURN begin on page 4;

GENERAL INFORMATION including INVESTMENT LIMITATIONS begins on page 5;

A SUMMARY PAGE for the portfolio's Objective, Policies and Strategies begins on page 7;

The PROSPECTUS GLOSSARY which defines specific Allowable Investments, Policies and Strategies printed in bold type throughout this Prospectus begins on page 8; and

GENERAL SHAREHOLDER INFORMATION begins on page 13.
________________________________________________________________________________
MAS Fund - 2           Terms in BOLD TYPE are defined in the Prospectus Glossary

SUMMARY INFORMATION:

The following information should be read in conjunction with the specific information about the portfolio.

OBJECTIVES: The portfolio seeks to achieve its investment objective relative to the universe of securities in which it is authorized to invest and, accordingly, the total return or current income achieved by the portfolio may not be as great as that achieved by another portfolio that can invest in a broader range of securities. The objective of the portfolio is fundamental and may only be changed with approval of holders of a majority of the shares of the portfolio. The achievement of the portfolio's objective cannot be assured.

RISK FACTORS: Prospective investors in the Fund should consider the following factors as they apply to the portfolio's allowable investments and policies. See the Prospectus Glossary for more information on terms printed in BOLD TYPE:

o The portfolio may invest in REPURCHASE AGREEMENTS, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction;

o The portfolio may participate in a SECURITIES LENDING program which entails a risk of loss should a borrower fail financially;

o COMMON STOCKS are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the portfolio's net asset value;

o Investments in foreign securities involve certain special considerations which are not typically associated with investing in U.S. companies. The portfolio may also engage in foreign currency exchange transactions. See FORWARDS, FUTURES & OPTIONS, and SWAPS;

o Securities purchased on a WHEN-ISSUED basis may decline or appreciate in market value prior to their actual delivery to the portfolio;

o The portfolio may invest a portion of its assets in DERIVATIVES including FUTURES & OPTIONS. Futures contracts, options and options on futures contracts entail certain costs and risks, including imperfect correlation between the value of the securities held by the portfolio and the value of the particular derivative instrument, and the risk that the portfolio could not close out a futures or options position when it would be most advantageous to do so; and

o The portfolio may invest in certain instruments such as FORWARDS, certain types of FUTURES & OPTIONS and WHEN-ISSUED SECURITIES which require the portfolio to segregate some or all of its cash or liquid securities to cover its obligations pursuant to such instruments. As asset segregation reaches certain levels, the portfolio may lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

HOW TO INVEST AND REDEEM: This Prospectus is for use by defined contribution plan participants who may invest according to plan specifications. For information on how to purchase, redeem, or exchange Institutional Class Shares of the portfolio, participants should contact their plan administrator.

THE FUND'S INVESTMENT ADVISER: Miller Anderson & Sherrerd, LLP (the "Adviser") is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of Morgan Stanley, Dean Witter, Discover and Co., and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser provides investment counseling services to employee benefit plans, endowments, foundations and other institutional investors, and as of December 31, 1997 had in excess of $59.4 billion in assets under management.

THE FUND'S DISTRIBUTOR: MAS Fund Distribution, Inc. (the "Distributor") provides distribution services to the Fund.

________________________________________________________________________________
Terms in BOLD TYPE are defined in the Prospectus Glossary           MAS Fund - 3

             FINANCIAL HIGHLIGHTS - FISCAL YEARS ENDED SEPTEMBER 30
                 Selected per share data and ratios for a share
                       outstanding throughout each period

The following information should be read in conjunction with the Fund's financial statements which are included in the Annual Report to Shareholders incorporated by reference in the Statement of Additional Information. The Fund's financial statements for the year ended September 30, 1997 have been examined by Price Waterhouse LLP whose opinion thereon (which was unqualified) is also incorporated by reference in the Statement of Additional Information. (Data is adjusted to reflect a 2.5 for 1 share split as of August 13, 1993.)

                                        NET GAINS                        DIVIDEND
            NET ASSET                   OR LOSSES                     DISTRIBUTIONS     CAPITAL GAIN
              VALUE-       NET        ON SECURITIES    TOTAL FROM         (NET          DISTRIBUTIONS
            BEGINNING   INVESTMENT    (REALIZED AND    INVESTMENT       INVESTMENT      (REALIZED NET        OTHER
            OF PERIOD     INCOME       UNREALIZED)     ACTIVITIES         INCOME)       CAPITAL GAINS)    DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 7/01/86)

1997         $19.64       $0.15          $8.39           $8.54           ($0.11)           ($3.10)             --
1996          18.28        0.18           3.62            3.80            (0.20)            (2.24)             --
1995          17.67        0.19           2.49            2.68            (0.14)            (1.93)             --
1994          17.55        0.16           1.14            1.30            (0.24)            (0.94)             --
1993          12.84        0.18           4.64            4.82            (0.11)              --               --
1992          11.45        0.10           1.48            1.58            (0.19)              --               --
1991           7.20        0.23           4.21            4.44            (0.19)              --               --
1990          10.42        0.28          (3.05)          (2.77)           (0.45)              --               --
1989           8.54        0.34           1.74            2.08            (0.20)              --               --
1988          10.24        0.18          (1.42)          (1.24)           (0.14)            (0.32)             --
------------------------------------------------------------------------------------------------------------------------



                NET ASSET                 NET ASSETS      RATIO OF        RATIO OF
                  VALUE-                    END OF        EXPENSES       NET INCOME     PORTFOLIO      AVERAGE
    TOTAL        END OF       TOTAL         PERIOD       TO AVERAGE      TO AVERAGE     TURNOVER     COMMISSION
DISTRIBUTIONS    PERIOD      RETURN**    (THOUSANDS)     NET ASSETS      NET ASSETS       RATE          RATE***
------------------------------------------------------------------------------------------------------------------------------------
   ($3.21)       $24.97       49.81%       $897,396         0.86%           0.70%         107%        $0.0480
    (2.44)        19.64       24.00         585,457         0.86            0.99          145          0.0498
    (2.07)        18.28       18.39         430,368         0.87            1.20          119            --
    (1.18)        17.67        8.04         308,156         0.88            0.91          162            --
    (0.11)        17.55       37.72         175,029         0.88            1.33           93            --
    (0.19)        12.84       14.12         105,886         0.86            1.06           50            --
    (0.19)        11.45       63.07          52,182         0.88            1.70           53            --
    (0.45)         7.20      (27.63)        100,848         0.85            1.77           59            --
    (0.20)        10.42       24.85         189,223         0.85            3.48           36            --
    (0.46)         8.54      (11.50)        202,500         0.86            2.32           41            --
------------------------------------------------------------------------------------------------------------------------------------

 NOTES TO THE FINANCIAL HIGHLIGHTS

 ** Total return figures for partial years are not annualized.
*** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share paid for security transactions on which commissions were charged.
  + For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the portfolio excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods.

   PORTFOLIO                      1995            1996           1997
   ---------                      ----            ----           ----
   Small Cap Value                0.87%           0.86%          0.86%


________________________________________________________________________________
MAS Fund - 4           Terms in BOLD TYPE are defined in the Prospectus Glossary

YIELD AND TOTAL RETURN:

From time to time the portfolio advertises its yield and total return. BOTH YIELD AND TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The average annual total return reflects changes in the price of a portfolio's shares and assumes that any income dividends and/or capital gain distributions made by the portfolio during the period were reinvested in additional shares of the portfolio. Figures will be given for one-, five- and ten-year periods ending with the most recent calendar quarter-end (if applicable), and may be given for other periods as well (such as from commencement of the portfolio's operations).

The yield of the portfolio is computed by dividing the net investment income per share (using the average number of shares entitled to receive dividends) earned during a 30-day period by the closing price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes as expenses of the portfolio all recurring fees and any non recurring charges for the period stated.

The performance of the portfolio may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, returns of other investment advisers and mutual funds, and various indices as further described in the Statement of Additional Information.

The Annual Report to Shareholders of the Fund for the Fund's most recent fiscal year-end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request by writing to the Fund or calling the Client Services Group at the telephone number shown on the front cover of this Prospectus.

GENERAL INFORMATION

SUITABILITY: The portfolio is designed for long-term investors who can accept the risks entailed in investing in the stock and bond markets, and is not meant to provide a vehicle for playing short-term swings in the market. The portfolio is designed principally for the investments of tax-exempt fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others. Since such investors are not subject to Federal income taxes, securities transactions for the portfolio will not be influenced by the different tax treatment of capital gains and dividend income under the Internal Revenue Code.

SECURITIES LENDING: The portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, the portfolio will not loan its portfolio securities to the extent that greater than one-third of its total assets, at fair market value, would be committed to loans at that time.

ILLIQUID SECURITIES/RESTRICTED SECURITIES: The portfolio may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of (i) restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or (ii) commercial paper issued pursuant to
Section 4(2) under the Securities Act of 1933, that are determined to be liquid in accordance with guidelines established by the Fund's Board of Trustees.

TURNOVER: The Adviser manages the portfolio generally without regard to restrictions on annual turnover. In general, the portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held.

________________________________________________________________________________
Terms in BOLD TYPE are defined in the Prospectus Glossary           MAS Fund - 5

The portfolio has an annual turnover rate of 100% or more. This high rate of annual turnover necessarily results in correspondingly heavier brokerage and portfolio trading costs which are paid by the portfolio. In addition to portfolio trading costs, higher rates of annual turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. The annual turnover rate for the portfolio is shown in the Financial Highlights under "Portfolio Turnover Rate."

CASH EQUIVALENTS/TEMPORARY DEFENSIVE INVESTING: Although the portfolio intends to remain substantially fully invested, a small percentage of the portfolio's assets is generally held in the form of CASH EQUIVALENTS in order to meet redemption requests and otherwise manage the daily affairs of the portfolio. In addition, the portfolio may, when the Adviser deems that market conditions are such that a temporary defensive approach is desirable, invest in CASH EQUIVALENTS or the FIXED-INCOME SECURITIES listed for the portfolio without limit.

CONCENTRATION: Concentration is defined as investment of 25% or more of the portfolio's total assets in the securities of issuers operating in any one industry. Except as provided in the portfolio's specific investment policies, or as detailed in Investment Limitations, the portfolio will not concentrate investments in any one industry.

INVESTMENT LIMITATIONS: The portfolio is subject to certain limitations designed to reduce its exposure to specific situations. Some of these limitations are:

(a) with respect to 75% of its assets, the portfolio will not purchase securities of any issuer if, as a result, more than 5% of the portfolio's total assets taken at market value would be invested in the securities of any single issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(b) with respect to 75% of its assets, the portfolio will not purchase a security if, as a result, the portfolio would hold more than 10% of the outstanding voting securities of any issuer.

Limitations (a) and (b) and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a majority of the shares of the portfolio. Other investment limitations described here and in the Statement of Additional Information are not fundamental policies, meaning that the Board of Trustees may change them without shareholder approval. If a percentage limitation on investment or utilization of assets as set forth in this prospectus or the Statement of Additional Information is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the portfolios' assets will not be considered a violation of the restriction, and the sale of securities will not be required.


________________________________________________________________________________
MAS Fund - 6           Terms in BOLD TYPE are defined in the Prospectus Glossary

SMALL CAP VALUE PORTFOLIO (NOT CURRENTLY BEING OFFERED TO NEW INVESTORS)

Objective:            To achieve above-average total return over a market cycle
                      of three to five years, consistent with reasonable risk, by investing in common stocks with equity capitalizations in the range of the companies represented in the Russell
                      2000 Small Stock Index which are deemed by the Adviser to be relatively undervalued based on certain proprietary measures of value. The portfolio will typically exhibit lower price/earnings and price/book value ratios than the Russell 2000. Dividend income will typically be lower than for the Equity and Value Portfolios.

Approach:             The Adviser selects common stocks which are deemed to be
                      undervalued at the time of purchase, based on proprietary measures of value. The portfolio will be structured taking into account the economic sector weights of the Russell
                      2000 Index, with the portfolio's sector weights normally being within 5% of the sector weights for the Index.

Policies:             Generally at least 65% invested in EQUITY SECURITIES of
                      small-cap companies, which are deemed to be undervalued Up to 5% invested in FOREIGN EQUITIES (excluding ADRs)
                      DERIVATIVES may be used to pursue portfolio strategy

Capitalization Range: Generally matching the Russell 2000 size distribution (currently $50 million to $1 billion)

Allowable Investments:    ADRS                   CORPORATES           FUTURES & OPTIONS           SWAPS
                          AGENCIES               FOREIGN BONDS        INVESTMENT COMPANIES        U.S. GOVERNMENTS
                          CASH EQUIVALENTS       FOREIGN CURRENCY     PREFERRED STOCK             WARRANTS
                          COMMON STOCKS          FOREIGN EQUITIES     REPURCHASE AGREEMENTS       WHEN ISSUED SECURITIES
                          CONVERTIBLES           FORWARDS             RIGHTS                      ZERO COUPONS

Comparative Index:    Russell 2000 Index

Strategies:           VALUE STOCK INVESTING

Portfolio
Management Team:      Bradley S. Daniels, William B. Gerlach, Chris Leavy and
                      Gary G. Schlarbaum

________________________________________________________________________________
Terms in BOLD TYPE are defined in the Prospectus Glossary           MAS Fund - 7

                              PROSPECTUS GLOSSARY

            CHARACTERISTICS AND RISKS OF STRATEGIES AND INVESTMENTS

STRATEGY

VALUE STOCK INVESTING: Emphasizes COMMON STOCKS which are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend paying COMMON STOCKS. However, non-dividend paying stocks may also be selected for their value characteristics.

INVESTMENTS

The portfolio may invest in the securities defined below in accordance with its listing of Allowable Investments and any quality or policy constraints.

ADRS--American Depository Receipts: are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders. ADRs also include American Depository Shares.

AGENCIES: are securities which are not guaranteed by the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association or any of several other agencies.

CASH EQUIVALENTS: are short-term fixed-income instruments comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The portfolio may invest in obligations of U.S. banks, and in foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the FOREIGN INVESTING section of this Prospectus.

The portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the portfolio.

(2) The portfolio may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch).


________________________________________________________________________________
MAS Fund - 8           Terms in BOLD TYPE are defined in the Prospectus Glossary

(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others; and

(6) REPURCHASE AGREEMENTS collateralized by securities listed above.

COMMON STOCKS: are EQUITY SECURITIES which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLES: are convertible bonds or shares of convertible PREFERRED STOCK which may be exchanged for a fixed number of shares of COMMON STOCK at the purchaser's option.

CORPORATES--Corporate bonds: are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The portfolio will buy Corporates subject to any quality constraints. If a security held by the portfolio is down-graded, the portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the portfolio.

DEPOSITARY RECEIPTS: include both Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), in addition to other similar types of depositary shares, and are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary Receipts may be sponsored or unsponsored. The depositary of unsponsored Depositary Receipts may provide less information to receipt holders.

DERIVATIVES: A financial instrument whose value and performance are based on the value and performance of another security or financial instrument. The Adviser will use derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of the portfolio. The Adviser will not use derivatives to increase portfolio risk above the level that could be achieved in the portfolio using only traditional investment securities. In addition, the Adviser will not use derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not listed in the applicable Allowable Investments for the portfolio. Any applicable limitations are described under each investment definition. The portfolio may enter into over-the-counter Derivatives transactions with counterparties approved by the Adviser in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA. Derivatives include, but are not limited to, FORWARDS, FUTURES AND OPTIONS, and SWAPS.

EQUITY SECURITIES: Commonly include but are not limited to COMMON STOCK, PREFERRED STOCK, ADRS, RIGHTS, WARRANTS, CONVERTIBLES, AND FOREIGN EQUITIES. PREFERRED STOCK is contained in both the definition of Equity Securities and FIXED-INCOME SECURITIES since it exhibits characteristics commonly associated with each type.


________________________________________________________________________________
Terms in BOLD TYPE are defined in the Prospectus Glossary           MAS Fund - 9

FIXED-INCOME SECURITIES: Commonly include but are not limited to U.S. GOVERNMENTS, ZERO COUPONS, AGENCIES, CORPORATES, CONVERTIBLES, CASH EQUIVALENTS, REPURCHASE AGREEMENTS, PREFERRED STOCK, and FOREIGN BONDS. PREFERRED STOCK is contained in both the definition of EQUITY SECURITIES and Fixed-Income Securities since it exhibits characteristics commonly associated with each type of security.

FOREIGN BONDS: are FIXED INCOME SECURITIES denominated in foreign currency and issued and traded primarily outside of the U.S., including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; and (3) non-government foreign corporate debt securities.

FOREIGN CURRENCY: A portfolio investing in foreign securities will regularly transact security purchases and sales in foreign currencies. The portfolio may hold foreign currency or purchase or sell currencies on a forward basis (see FORWARDS).

FOREIGN EQUITIES: are COMMON STOCK, PREFERRED STOCK, RIGHTS and WARRANTS of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets. Foreign Equities also include DEPOSITARY RECEIPTS. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies .

FORWARDS--Forward Foreign Currency Exchange Contracts: are DERIVATIVES which are used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

The portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the portfolio may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the portfolio has or expects to have portfolio exposure. The portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. The portfolio's entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to the portfolio's obligations in a segregated account throughout the duration of the contract.

The portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, the portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with the portfolio's obligation under the forward contract. On the date of maturity, the portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When the portfolio enters into a forward contract for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.


________________________________________________________________________________
MAS Fund - 10          Terms in BOLD TYPE are defined in the Prospectus Glossary

FUTURES & OPTIONS--Futures Contracts, Options on Futures Contracts and Options: are DERIVATIVES. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security.

The portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets. It will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the Securities and Exchange Commission's ("SEC's") position on asset coverage.

Possible Risks: The primary risks associated with the use of Futures and Options are (i) imperfect correlation between the change in market value of the securities held by the portfolio and the prices of futures and options relating to the stocks, bonds or futures contracts purchased or sold by the portfolio; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on the portfolio's ability to execute futures and options strategies. Additional risks associated with options transactions are (i) the risk that an option will expire worthless; (ii) the risk that the issuer of an over-the-counter option will be unable to fulfill its obligation to the portfolio due to bankruptcy or related circumstances; (iii) the risk that options may exhibit greater short-term price volatility than the underlying security; and (iv) the risk that the portfolio may be forced to forego participation in the appreciation of the value of underlying securities, futures contracts or currency due to the writing of a call option.

INVESTMENT COMPANIES: The portfolio is permitted to invest in shares of other open-end or closed-end investment companies. The 1940 Act generally prohibits the portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

To the extent the portfolio invests a portion of its assets in Investment Companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the portfolio itself. The portfolio may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.

PREFERRED STOCK: are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS: are transactions by which the portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements permit the portfolio to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price.

Pursuant to an order issued by the SEC, the Fund's portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. The portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on the portfolio's percentage share in the total Repurchase Agreement.

RIGHTS: represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

________________________________________________________________________________
Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 11

SWAPS--Swap Contracts: are DERIVATIVES in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency Swaps in which the portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such Swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The portfolio will usually enter into Swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two returns. The portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. The portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Board of Trustees.

Possible Risks: Interest rate and total rate of return Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return Swaps is limited to the net amount of interest payments that the portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the portfolio's risk of loss consists of the net amount of interest payments that the portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than Swaps.

The use of Swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

U.S. GOVERNMENTS--U.S. Treasury securities: are FIXED-INCOME SECURITIES which are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest.

WARRANTS: are options issued by a corporation which give the holder the option to purchase stock.

WHEN-ISSUED SECURITIES: are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. No payment or delivery is made by the portfolio in a when-issued transaction until the portfolio receives payment or delivery from the other party to the transaction. Although the portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The portfolio will maintain with the custodian a segregated account consisting of cash or liquid securities in an amount at least equal to these commitments.

ZERO COUPONS--Zero Coupon Obligations: are FIXED-INCOME SECURITIES that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those

________________________________________________________________________________
MAS Fund - 12          Terms in BOLD TYPE are defined in the Prospectus Glossary
available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary FIXED-INCOME SECURITIES because of the manner in which their principal and interest are returned to the investor.

GENERAL SHAREHOLDER INFORMATION

This Prospectus is for use by defined contribution plan participants who may invest according to plan specifications. For information on how to purchase, redeem, or exchange Institutional Class Shares of the portfolio, participants should contact their plan administrator.

VALUATION OF SHARES

Net asset value per share is determined by dividing the total market value of the portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the portfolio. Net asset value per share is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). EQUITY SECURITIES listed on a U.S. securities exchange or Nasdaq for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed EQUITY SECURITIES is taken from the exchange where the security is primarily traded. EQUITY SECURITIES listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of such currencies against U.S. dollars. Unlisted EQUITY SECURITIES and listed U.S. EQUITY SECURITIES not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. The values of other assets and securities for which no quotations are readily available (including restricted securities), and, to the extent permitted by the SEC, securities for which the value has been materially affected by events occurring after the close of the market on which they principally trade, are determined in good faith at fair value using methods approved by the Trustees.

DIVIDENDS, DISTRIBUTIONS AND TAXES:

The portfolio normally distributes substantially all of its net investment income on an annual basis.

If the portfolio does not have income available to distribute, as determined in compliance with the appropriate tax laws, no distribution will be made.

If any net gains are realized from the sale of underlying securities, the portfolio normally distributes such gains with the last distribution for the calendar year.

All dividends and capital gains distributions are automatically paid in additional shares of the portfolio unless the shareholder elects otherwise. Such election must be made in writing to the Fund and may be made on the Account Registration Form.

Undistributed net investment income is included in the portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the ex-dividend date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

TAXES: The following is a summary of some important tax issues that affect the portfolio and its shareholders. The summary is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the tax treatment of the portfolio or its shareholders. More information about taxes is in the Statement of Additional Information. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

FEDERAL TAXES: The portfolio is treated as a separate entity for federal income tax purposes and intends to qualify for the special tax treatment afforded regulated investment companies. As such, the portfolio will not be subject to federal income tax to the extent it distributes net investment company taxable income and net capital gains to shareholders. The Fund will notify shareholders annually as to the tax classification of all distributions.

________________________________________________________________________________
Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 13

Income dividends received by shareholders will be taxable as ordinary income, whether received in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by the portfolio from U.S. corporations. Capital gains distributions are taxable to shareholders at capital gains rates. The portfolio will designate capital gains distributions to individual shareholders as either subject to the federal capital gains rate imposed on property held for more than 18 months or on property held for more than 1 year but not more than 18 months.

Distributions paid in January but declared by the portfolio in October, November or December of the previous year are taxable to shareholders in the previous year.

The portfolio intends to declare and pay dividends and distributions so as to avoid imposition of the federal excise tax applicable to regulated investment companies. Further discussion is included in the Statement of Additional Information.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends and capital gains distributions) paid to shareholders. In order to avoid this withholding requirement, shareholders must certify on their Account Registrati on Forms that their Social Security Number or Taxpayer Identification Number is correct, and that they are not subject to backup withholding. Exchanges and redemptions of shares in a portfolio are taxable events.

FOREIGN INCOME TAXES: Investment income received by the portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source.

STATE AND LOCAL INCOME TAXES: The Fund is formed as a Pennsylvania Business Trust and is not liable for any corporate income or franchise tax in the Commonwealth of Pennsylvania. Shareholders should consult their tax advisors for the state and local income tax consequences of distributions from the portfolio.

TRUSTEES OF THE TRUST: The affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Pennsylvania. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.

INVESTMENT ADVISER: The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP (the "Adviser"), is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of Morgan Stanley, Dean Witter, Discover & Co., and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and as of December 31, 1997 had in excess of $59.4 billion in assets under management. On May 31, 1997, Morgan Stanley Group Inc., then the indirect parent of the Adviser, merged with Dean Witter, Discover & Co. to form Morgan Stanley, Dean Witter, Discover & Co. In connection with this transaction, the Adviser entered into a new Investment Management Agreement ("Agreement") with MAS Funds dated May 31, 1997, which Agreement was approved by the shareholders of each portfolio at a special meeting held on May 1, 1997 or at an adjournment of such meeting held on May 12, 1997. The Adviser will retain its name and remain at its current location, One Tower Bridge, West Conshohocken, PA 19428. The Adviser will continue to provide investment counseling services to employee benefit plans, endowments, foundations and other institutional investors.

Under the Agreement with the Fund, the Adviser, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of each portfolio of the Fund, manages the investment and reinvestment of the assets of each portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's portfolios and to place each portfolio's purchase and sales orders. As compensation for the services rendered by the Adviser under the Agreement, the portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate. The Adviser's contractual rate (annualized) for the portfolio's 1997 fiscal year was 0.750% and the Adviser's actual rate of compensation was 0.750%

________________________________________________________________________________
MAS Fund - 14          Terms in BOLD TYPE are defined in the Prospectus Glossary

PORTFOLIO MANAGEMENT

A description of the business experience during the past five years for each of the investment professionals who are primarily responsible for the day-to-day management of the portfolio is as follows:

Bradley S. Daniels, Vice President, Morgan Stanley, joined MAS in 1985. He assumed responsibility for the Small Cap Value Portfolio in 1986.

William B. Gerlach, Principal, Morgan Stanley, joined MAS in 1991. He assumed responsibility for the Small Cap Value Portfolio in 1996.

Chris Leavy joined MAS in 1997. He served as a Portfolio Manager for Capitoline Investment Services from 1995-1997; a Portfolio Manager for Premier Trust Company from 1994 to 1995; and as a Research Analyst for Leavy Investment Management from 1993-1994. He assumed responsibility for the Small Cap Value Portfolio in 1998.

Gary G. Schlarbaum, Managing Director, Morgan Stanley; Director, MAS Fund Distribution, Inc.; joined MAS in 1987. He assumed responsibility for the Small Cap Value Portfolio in 1987.

ADMINISTRATIVE SERVICES: MAS serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Under its Administration Agreement with the Fund, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston MA 02108-3913, serves as Transfer Agent to the Fund pursuant to an agreement also dated as of November 18, 1993, and provides fund accounting and other services pursuant to a sub-administration agreement with MAS as Administrator.

GENERAL DISTRIBUTION AGENT: Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.

PORTFOLIO TRANSACTIONS: The investment advisory agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolios. In doing so, a portfolio may pay higher commission rates or markups on principal transactions than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker or dealer effecting the transaction.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the portfolios for their clients.

Some securities considered for investment by each of the Fund's portfolios may also be appropriate for other clients served by the Adviser. The Adviser may place a combined order for two or more accounts or portfolios for the purchase or sale of the same security if, in its judgement, joint execution is in the best interest of each participant and will result in best price and execution. If purchase or sale of securities consistent with the investment policies of a portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees. The Adviser may use its broker dealer affiliates, including Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., the parent of MAS's general partner and limited partner, to carry out the Fund's transactions, provided the Fund receives brokerage services and commission rates comparable to those of other broker dealers.



________________________________________________________________________________
Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 15

OTHER INFORMATION: Description of Shares and Voting Rights: The Fund was established under Pennsylvania law by a Declaration of Trust dated February 15, 1984, as amended and restated as of November 18, 1993. The Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (portfolios) of shares. Currently the Fund consists of twenty-seven portfolios.

The shares of each portfolio of the Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.

Meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

CUSTODIANS: The Chase Manhattan Bank, New York, NY and Morgan Stanley Trust Company (NY), Brooklyn, NY serve as custodians for the Fund. The custodians hold cash, securities and other assets as required by the 1940 Act.

TRANSFER AND DIVIDEND DISBURSING AGENT: Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston, MA 02108-3913, serves as the Funds' Transfer Agent and dividend disbursing agent.

REPORTS: Shareholders receive semi-annual and annual financial statements. Annual financial statements are audited by Price Waterhouse LLP, independent accountants.

LITIGATION: The Fund is not involved in any litigation.

CLOSED HOLIDAYS: Currently, the weekdays on which the portfolio is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


________________________________________________________________________________
MAS Fund - 16          Terms in BOLD TYPE are defined in the Prospectus Glossary

TRUSTEES AND OFFICERS

The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:

THOMAS L. BENNETT,* Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; formerly Director, Morgan Stanley Universal Funds, Inc.

THOMAS P. GERRITY, Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business, University of Pennsylvania; Director, Digital Equipment Corporation; Director, Sun Company, Inc.; Director, Fannie Mae; Director, Reliance Group Holdings; Director, CVS Corporation; Director, Union Carbide Corporation.

JOSEPH P. HEALEY, Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.

JOSEPH J. KEARNS, Trustee; investment consultant; Chief Investment Officer, The
J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.

VINCENT R. MCLEAN, Trustee; Director, Legal and General America, Inc., Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. OSCAR MORONG, JR., Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.

*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

--------------------------------------------------------------------------------

JAMES D. SCHMID, President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly Vice President, The Chase Manhattan Bank.

LORRAINE TRUTEN, CFA, Vice President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.

JOHN H. GRADY, JR., Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius LLP; formerly Attorney, Ropes & Gray.


________________________________________________________________________________
Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 17
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Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 21

________________________________________________________________________________
                                                                      PROSPECTUS
   MAS
---------
MAS FUNDS

                                  MARCH 6, 1998

INVESTMENT ADVISER AND ADMINISTRATOR:        TRANSFER AGENT:

MILLER ANDERSON & SHERRERD, LLP              CHASE GLOBAL FUNDS SERVICES COMPANY
ONE TOWER BRIDGE                             73 TREMONT STREET
WEST CONSHOHOCKEN,                           BOSTON, MASSACHUSETTS 02108-0913
PENNSYLVANIA 19428-2899

                          GENERAL DISTRIBUTION AGENT:

                          MAS FUND DISTRIBUTION, INC.
                          ONE TOWER BRIDGE
                          P.O. BOX 868
                          WEST CONSHOHOCKEN,
                          PENNSYLVANIA 19428-0868


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                          Page                                            Page

Fund Expenses               2      General Shareholder Information
Prospectus Summary          3          Valuation of Shares                  13
Financial Highlights        4          Dividends, Distributions and Taxes   13
Yield and Total Return      5      Investment Adviser                       14
Investment Suitability      5      Portfolio Management                     15
Investment Limitations      6      Administrative Services                  15
Portfolio Summary           7      General Distribution Agent               15
Prospectus Glossary                Portfolio Transactions                   15
    Strategies              8      Other Information                        16
    Investments             8      Trustees and Officers                    17




MILLER
ANDERSON
& SHERRERD, LLP    ONE TOWER BRIDGE * WEST CONSHOHOCKEN, PA 19428 * 800-354-8185

________________________________________________________________________________
                                                                      PROSPECTUS
   MAS
---------
MAS FUNDS















MILLER
ANDERSON
& SHERRERD, LLP    ONE TOWER BRIDGE * WEST CONSHOHOCKEN, PA 19428 * 800-354-8185

   MAS                                                  ADVISER CLASS PROSPECTUS
---------
MAS FUNDS


                                JANUARY 31, 1998
                            AS REVISED MARCH 6, 1998



--------------------------------------------------------------------------------
Client Services: 1-800-354-8185    Prices and Investment Results: 1-800-522-1525
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MAS FUNDS (the Fund) is a no-load mutual fund consisting of twenty-seven portfolios, ten of which are described in this Prospectus. This Prospectus offers the Adviser Class Shares of these ten portfolios.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The High Yield Portfolio will invest primarily, and certain other portfolios of the Fund may invest to varying degrees, in high yield, high risk securities which are speculative with regard to payment of interest and return of principal (commonly referred to as junk bonds); therefore, investments in these portfolios may not be suitable for all investors. See High Yield Investing in the Glossary of Strategies for additional information regarding certain risks associated with investment in such securities.
--------------------------------------------------------------------------------

                            PORTFOLIO PAGE REFERENCE
                            ------------------------

HOW TO USE THIS PROSPECTUS:          3
--------------------------

PORTFOLIO SUMMARIES:
-------------------
EQUITY:
------
      Equity                        12
      International Equity          13
      Mid Cap Growth                14
      Mid Cap Value                 15
      Value                         16


FIXED INCOME:
------------
      Domestic Fixed Income         17
      Fixed Income                  18
      High Yield                    19



BALANCED:
--------
      Balanced                      20
      Multi-Asset-Class             21

PROSPECTUS GLOSSARY:
-------------------
      Strategies                    22
      Investments                   27

GENERAL SHAREHOLDER
-------------------
      INFORMATION:                  40
      -----------

TABLE OF CONTENTS:          Back Cover
-----------------


--------------------------------------------------------------------------------
This Prospectus, which should be retained for future reference, sets forth concisely information that you should know before you invest. A Statement of Additional Information containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated January 31, 1998 as revised from time to time, and has been incorporated by reference into this Prospectus. A copy of the Statement may be obtained, without charge, by writing to the Fund or by calling the Client Services Group at the telephone number shown above.
--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Miller
Anderson
& Sherrerd, LLP    one tower bridge o west conshohocken, pa 19428 o 800-354-8185

EXPENSE SUMMARY - ADVISER CLASS SHARES

The following tables illustrate the various expenses and fees that a shareholder in a portfolio will incur either directly or indirectly. The Adviser may from time to time waive fees or reimburse expenses thereby reducing total operating expenses.

            SHAREHOLDER TRANSACTION EXPENSES:
            Sales Load Imposed on Purchases                                None
            Sales Load Imposed on Reinvested Dividends                     None
            Redemption Fees                                                None
            Exchange Fees                                                  None

            ANNUAL FUND OPERATING EXPENSES:
            (as a percentage of average net assets after fee waivers)
            12b-1 Fees                                                     0.25%
            Shareholder Servicing Fee                                      None

                              INVESTMENT                                 TOTAL
                               ADVISORY               OTHER            OPERATING
           PORTFOLIO             FEES                EXPENSES           EXPENSES
--------------------------------------------------------------------------------
Equity                          0.500%                0.100%             0.850%
International Equity            0.500                 0.150              0.900
Mid Cap Growth                  0.500                 0.130              0.880
Mid Cap Value                   0.750                 0.130              1.130
Value                           0.500                 0.100              0.850
Domestic Fixed Income           0.375                 0.125              0.750
Fixed Income                    0.375                 0.105              0.730
High Yield                      0.375                 0.125              0.750
Balanced                        0.450                 0.130              0.830
Multi-Asset-Class               0.594*                0.186              1.030

The Total Operating Expense ratios reflected in the table above may be higher than the ratio of expenses actually deducted from portfolio assets because of the effect of expense offset arrangements. The result of such arrangements is to offset expenses that otherwise would be deducted from portfolio assets. The amounts in the above table have been restated to reflect current fees and expenses.

*The Adviser is, on a voluntary basis, waiving a portion of its fee and/or reimbursing certain expenses for the Multi-Asset-Class Portfolio. Absent such waivers and/or reimbursements by the Adviser, Total Operating Expenses would be 1.086%. These fee waivers and expense reimbursements are voluntary and may be discontinued at any time at the Adviser's discretion.

--------------------------------------------------------------------------------
MAS Fund - 2           Terms in BOLD TYPE are defined in the Prospectus Glossary

EXAMPLE

The purpose of this table is to assist in understanding the various expenses that a shareholder in a portfolio will bear directly or indirectly. The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, and (2) redemption at the end of each time period. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

         PORTFOLIO               1 YEAR        3 YEAR       5 YEAR       10 YEAR
--------------------------------------------------------------------------------
Equity                            $9             $27          $47          $105
International Equity               9              29           50           111
Mid Cap Growth                     9              28           49           108
Mid Cap Value                     12              36           62           137
Value                              9              27           47           105
Domestic Fixed Income              8              24           42            93
Fixed Income                       7              23           41            91
High Yield                         8              24           42            93
Balanced                           8              26           46           103
Multi-Asset Class                 11              33           57           126

--------------------------------------------------------------------------------

                           HOW TO USE THIS PROSPECTUS

A PROSPECTUS SUMMARY begins on page 4;

FINANCIAL HIGHLIGHTS and a description of YIELD AND TOTAL RETURN begin on page 6;

GENERAL INFORMATION including INVESTMENT LIMITATIONS pertinent to all portfolios begins on page 9;

SUMMARY PAGES for each portfolio's Objective, Policies and Strategies begin on page 12;

The PROSPECTUS GLOSSARY which defines specific Allowable Investments, Policies and Strategies printed in bold type throughout this Prospectus begins on page 22; and

GENERAL SHAREHOLDER INFORMATION begins on page 40.

--------------------------------------------------------------------------------
Terms in BOLD TYPE are defined in the Prospectus Glossary           MAS Fund - 3

SUMMARY INFORMATION:

The following information relates to each portfolio of the Fund and should be read in conjunction with the specific information about each portfolio.

OBJECTIVES: Each portfolio seeks to achieve its investment objective relative to the universe of securities in which it is authorized to invest and, accordingly, the total return or current income achieved by a portfolio may not be as great as that achieved by another portfolio that can invest in a broader range of securities. Fixed income portfolios will seek to produce total return by actively trading portfolio securities. The objective of each portfolio is fundamental and may only be changed with approval of holders of a majority of the shares of each portfolio. The achievement of any portfolio's objective cannot be assured.

RISK FACTORS: Prospective investors in the Fund should consider the following factors as they apply to each portfolio's allowable investments and policies. See the Prospectus Glossary for more information on terms printed in BOLD TYPE:

o Each portfolio may invest in REPURCHASE AGREEMENTS, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction;

o Each portfolio may participate in a SECURITIES LENDING program which entails a risk of loss should a borrower fail financially;

o FIXED-INCOME SECURITIES will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by a portfolio. The value of FIXED-INCOME SECURITIES can be expected to vary inversely to changes in prevailing interest rates, i.e., as interest rates decline, market value tends to increase and vice versa. Certain FIXED INCOME SECURITIES may be highly sensitive to interest rate changes, and highly sensitive to the rate of principal payments (including prepayments on underlying mortgage assets). Investments in securities rated below investment grade, generally referred to as HIGH YIELD, high risk or junk bonds, carry a high degree of credit risk and are considered speculative by the major rating agencies;

o COMMON STOCKS are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect a portfolio's net asset value;

o Investments in foreign securities involve certain special considerations which are not typically associated with investing in U.S. companies. Portfolios investing in foreign securities may also engage in foreign currency exchange transactions. See FORWARDS, FUTURES & OPTIONS, and SWAPS;


--------------------------------------------------------------------------------
MAS Fund - 4           Terms in BOLD TYPE are defined in the Prospectus Glossary

o Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the portfolio;

o Each portfolio may invest a portion of its assets in DERIVATIVES includin g FUTURES & OPTIONS. Futures contracts, options and options on futures contracts entail certain costs and risks, including imperfect correlation between the value of the securities held by the portfolio and the value of the particular derivative instrument, and the risk that a portfolio could not close out a futures or options position when it would be most advantageous to do so; and

o Each portfolio may invest in certain instruments such as FORWARDS, certain types of FUTURES & OPTIONS, certain types of MORTGAGE SECURITIES and WHEN-ISSUED SECURITIES which require the portfolio to segregate some or all of its cash or liquid securities to cover its obligations pursuant to such instruments. As asset segregation reaches certain levels, a portfolio may lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

HOW TO INVEST: Adviser Class Shares of each portfolio are available to Shareholders with combined investments of $500,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Shares are offered directly to investors without a sales commission at the net asset value of the portfolio next determined after receipt of the order. Share purchases may be made by sending investments directly to the Fund, subject to acceptance by the Fund. The Fund also offers Institutional and Investment Class Shares which differ from the Adviser Class Shares in expenses charged and purchase requirements. Further information relating to the other classes may be obtained by calling 800-354-8185.

HOW TO REDEEM: Shares of each portfolio may be redeemed at any time at the net asset value of the portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. See Redemption of Shares and Shareholder Services.

THE FUND'S INVESTMENT ADVISER: Miller Anderson & Sherrerd, LLP (the "Adviser") is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of Morgan Stanley, Dean Witter, Discover and Co., and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser provides investment counseling services to employee benefit plans, endowments, foundations and other institutional investors, and as of December 31, 1997 had in excess of $59.4 billion in assets under management.

THE FUND'S DISTRIBUTOR: MAS Fund Distribution, Inc. (the "Distributor") provides distribution services to the Fund.

--------------------------------------------------------------------------------
Terms in BOLD TYPE are defined in the Prospectus Glossary           MAS Fund - 5

             FINANCIAL HIGHLIGHTS - FISCAL YEARS ENDED SEPTEMBER 30

                       Selected per share data and ratios
                 for a share outstanding throughout each period

The following should be read in conjunction with the Fund's financial statements which are included in the Annual Report to Shareholders incorporated by reference to the Statement of Additional Information. The Fund's financial statements for the year ended September 30, 1997 have been examined by Price
      Waterhouse LLP whose opinion thereon (which was unqualified) is also incorporated by reference in the Statement of Additional Information.

  The Adviser Class shares of the Equity, International Equity, Mid Cap Value,
    Domestic Fixed Income and Multi-Asset-Class Portfolios had not commenced operations as of September 30, 1997, therefore Institutional Class share financial information is provided to investors for informational purposes only and should be referred to as a historical guide to a portfolio's operations and expenses. Past performance does not indicate future results.

 (Data is adjusted to reflect a 2.5 for 1 share split as of August 13, 1993 for all portfolios in operation as of that date.)


                                    NET GAINS                  DIVIDEND
         NET ASSET                  OR LOSSES                DISTRIBUTIONS   CAPITAL GAIN                                NET ASSET
          VALUE-        NET       ON SECURITIES  TOTAL FROM     (NET        DISTRIBUTIONS                                  VALUE-
         BEGINNING   INVESTMENT  (REALIZED AND   INVESTMENT   INVESTMENT    (REALIZED NET      OTHER          TOTAL        END OF
         OF PERIOD     INCOME      UNREALIZED)   ACTIVITIES    INCOME)      CAPITAL GAINS)  DISTRIBUTIONS  DISTRIBUTIONS   PERIOD
------------------------------------------------------------------------------------------------------------------------------------
EQUITY PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 11/14/84)
1997      $25.67       $0.36          $8.22         $8.58      ($0.40)          ($4.40)          --          ($4.80)       $29.45
1996       24.43        0.50           3.26          3.76       (0.50)           (2.02)          --           (2.52)        25.67
1995       21.05        0.52           4.55          5.07       (0.52)           (1.17)          --           (1.69)        24.43
1994       22.82        0.44           0.41          0.85       (0.41)           (2.21)          --           (2.62)        21.05
1993       22.04        0.41           1.95          2.36       (0.43)           (1.15)          --           (1.58)        22.82
1992       20.78        0.43           1.86          2.29       (0.42)           (0.61)          --           (1.03)        22.04
1991       15.86        0.44           5.64          6.08       (0.44)           (0.72)          --           (1.16)        20.78
1990       18.65        0.48          (2.57)        (2.09)      (0.54)           (0.16)          --           (0.70)        15.86
1989       14.48        0.51           4.15          4.66       (0.46)           (0.03)          --           (0.49)        18.65
1988       17.14        0.40          (1.93)        (1.53)      (0.32)           (0.81)          --           (1.13)        14.48





                      NET ASSETS-   RATIO OF       RATIO OF
                        END OF      EXPENSES      NET INCOME   PORTFOLIO     AVERAGE
          TOTAL         PERIOD     TO AVERAGE     TO AVERAGE    TURNOVER    COMMISSION
          RETURN**   (THOUSANDS)   NET ASSETS+    NET ASSETS      RATE        RATE***
--------------------------------------------------------------------------------------
1997       38.46%      $1,312,547      0.60%         1.30%          85%       $0.0294
1996       16.48        1,442,261      0.60          1.95           67         0.0557
1995       26.15        1,597,632      0.61          2.39           67             --
1994        4.11        1,193,017      0.60          2.10           41             --
1993       11.05        1,098,003      0.59          1.86           51             --
1992       11.55          918,989      0.59          2.03           21             --
1991       40.18          675,487      0.60          2.36           33             --
1990      (11.67)         473,261      0.59          2.66           44             --
1989       32.95          602,261      0.59          3.29           29             --
1988       (8.41)         385,864      0.62          2.99           51             --



                                    NET GAINS                  DIVIDEND
         NET ASSET                  OR LOSSES                DISTRIBUTIONS   CAPITAL GAIN                                NET ASSET
          VALUE-        NET       ON SECURITIES  TOTAL FROM     (NET        DISTRIBUTIONS                                  VALUE-
         BEGINNING   INVESTMENT  (REALIZED AND   INVESTMENT   INVESTMENT    (REALIZED NET      OTHER          TOTAL        END OF
         OF PERIOD     INCOME      UNREALIZED)   ACTIVITIES    INCOME)      CAPITAL GAINS)  DISTRIBUTIONS  DISTRIBUTIONS   PERIOD
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 11/25/88)
1997+++   $13.24      $0.25           $2.71         $2.96     ($0.26)          ($0.27)           --          ($0.53)       $15.67
1996       12.51       0.31            0.77          1.08      (0.29)           (0.06)           --           (0.35)        13.24
1995       14.52       0.19           (0.75)        (0.56)        --            (1.35)       ($0.10)#         (1.45)        12.51
1994       13.18       0.12            1.63          1.75      (0.16)           (0.25)           --           (0.41)        14.52
1993       11.03       0.21            2.14          2.35      (0.20)              --            --           (0.20)        13.18
1992       11.56       0.36           (0.33)         0.03      (0.56)              --            --           (0.56)        11.03
1991        9.83       0.22            1.83          2.05      (0.23)              --            --           (0.09)        (0.32)
1990       11.86       0.26           (1.90)        (1.64)     (0.31)           (0.08)           --           (0.39)         9.83
1989       10.00       0.26            1.75          2.01      (0.15)              --            --           (0.15)        11.86


                      NET ASSETS-   RATIO OF       RATIO OF
                        END OF      EXPENSES      NET INCOME   PORTFOLIO     AVERAGE
          TOTAL         PERIOD     TO AVERAGE     TO AVERAGE    TURNOVER    COMMISSION
          RETURN**   (THOUSANDS)   NET ASSETS+    NET ASSETS      RATE        RATE***
--------------------------------------------------------------------------------------
1997+++    23.16%        $649,755      0.66%         1.81%          62%       $0.0035
1996        8.87          635,706      0.69          1.88           78         0.0093
1995       (3.36)       1,160,986      0.70          1.90          112             --
1994       13.33        1,132,867      0.64          0.89           69             --
1993       21.64          891,675      0.66          1.23           43             --
1992        0.37          512,127      0.70          1.41           42             --
1991       21.22          274,295      0.67          2.08           51             --
1990      (14.38)         126,035      0.65          2.40           45             --
1989       20.36           87,083      0.63*         3.05*           4             --



--------------------------------------------------------------------------------
Terms in BOLD TYPE are defined in the Prospectus Glossary           MAS Fund - 6


                                    NET GAINS                  DIVIDEND
         NET ASSET                  OR LOSSES                DISTRIBUTIONS   CAPITAL GAIN                                NET ASSET
          VALUE-        NET       ON SECURITIES  TOTAL FROM     (NET        DISTRIBUTIONS                                  VALUE-
         BEGINNING   INVESTMENT  (REALIZED AND   INVESTMENT   INVESTMENT    (REALIZED NET      OTHER          TOTAL        END OF
         OF PERIOD     INCOME      UNREALIZED)   ACTIVITIES    INCOME)      CAPITAL GAINS)  DISTRIBUTIONS  DISTRIBUTIONS   PERIOD
------------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 01/31/97)
1997      $17.04     ($0.02)          $4.79         $4.77         --               --            --              --        $21.81


                      NET ASSETS-   RATIO OF       RATIO OF
                        END OF      EXPENSES      NET INCOME   PORTFOLIO     AVERAGE
          TOTAL         PERIOD     TO AVERAGE     TO AVERAGE    TURNOVER    COMMISSION
          RETURN**   (THOUSANDS)   NET ASSETS+    NET ASSETS      RATE        RATE***
--------------------------------------------------------------------------------------
1997       27.99%       $1,200       0.88%*++       (0.41%)*       134%      $0.0514





                                    NET GAINS                  DIVIDEND
         NET ASSET                  OR LOSSES                DISTRIBUTIONS   CAPITAL GAIN                                NET ASSET
          VALUE-        NET       ON SECURITIES  TOTAL FROM     (NET        DISTRIBUTIONS                                  VALUE-
         BEGINNING   INVESTMENT  (REALIZED AND   INVESTMENT   INVESTMENT    (REALIZED NET      OTHER          TOTAL        END OF
         OF PERIOD     INCOME      UNREALIZED)   ACTIVITIES    INCOME)      CAPITAL GAINS)  DISTRIBUTIONS  DISTRIBUTIONS   PERIOD
------------------------------------------------------------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 12/30/94)
1997+++   $14.49      $0.05           $8.37       $8.42       ($0.10)          ($1.01)           --          ($1.11)       $21.80
1996       13.45       0.11            2.52        2.63        (0.55)           (1.04)           --           (1.59)        14.49
1995       10.00       0.55###         2.90        3.45           --               --            --                         13.45



                      NET ASSETS-   RATIO OF       RATIO OF
                        END OF      EXPENSES      NET INCOME   PORTFOLIO     AVERAGE
          TOTAL         PERIOD     TO AVERAGE     TO AVERAGE    TURNOVER    COMMISSION
          RETURN**   (THOUSANDS)   NET ASSETS+    NET ASSETS      RATE        RATE***
--------------------------------------------------------------------------------------

1997+++    61.40%     $220,260       0.90%++         0.28%         184%      $0.0467
1996       22.30        50,449       0.88 ++         1.61          377        0.0462
1995       34.50         4,507       0.93*++        10.13*###      639###         --





                                    NET GAINS                  DIVIDEND
         NET ASSET                  OR LOSSES                DISTRIBUTIONS   CAPITAL GAIN                                NET ASSET
          VALUE-        NET       ON SECURITIES  TOTAL FROM     (NET        DISTRIBUTIONS                                  VALUE-
         BEGINNING   INVESTMENT  (REALIZED AND   INVESTMENT   INVESTMENT    (REALIZED NET      OTHER          TOTAL        END OF
         OF PERIOD     INCOME      UNREALIZED)   ACTIVITIES    INCOME)      CAPITAL GAINS)  DISTRIBUTIONS  DISTRIBUTIONS   PERIOD
------------------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 07/17/96)
1997+++   $15.61      $0.30           $5.74       $6.04       ($0.27)          ($1.03)           --          ($1.30)       $20.35
1996       14.11       0.01            1.49        1.50           --               --            --              --         15.61



                      NET ASSETS-   RATIO OF       RATIO OF
                        END OF      EXPENSES      NET INCOME   PORTFOLIO     AVERAGE
          TOTAL         PERIOD     TO AVERAGE     TO AVERAGE    TURNOVER    COMMISSION
          RETURN**   (THOUSANDS)   NET ASSETS+    NET ASSETS      RATE        RATE***
--------------------------------------------------------------------------------------
1997+++    40.87      $201,253       0.90%           1.63%          46%      $0.0577
1996       10.63        15.493       0.86*           1.66*          53        0.0572




                                    NET GAINS                  DIVIDEND
         NET ASSET                  OR LOSSES                DISTRIBUTIONS   CAPITAL GAIN                                NET ASSET
          VALUE-        NET       ON SECURITIES  TOTAL FROM     (NET        DISTRIBUTIONS                                  VALUE-
         BEGINNING   INVESTMENT  (REALIZED AND   INVESTMENT   INVESTMENT    (REALIZED NET      OTHER          TOTAL        END OF
         OF PERIOD     INCOME      UNREALIZED)   ACTIVITIES    INCOME)      CAPITAL GAINS)  DISTRIBUTIONS  DISTRIBUTIONS   PERIOD
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC FIXED INCOME PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 9/30/87)
1997      $10.89      $0.74           $0.33       $1.07       ($0.67)          ($0.02)           --          ($0.69)       $11.27
1996       11.03       0.56           (0.09)       0.47        (0.57)              --         (0.04)#         (0.61)        10.89
1995        9.87       0.52            0.87        1.39        (0.23)              --            --           (0.23)        11.03
1994       11.99       0.94           (1.23)      (0.29)       (0.95)           (0.73)        (0.15)#         (1.83)         9.87
1993       11.80       0.84            0.66        1.50        (0.78)           (0.53)           --           (1.31)        11.99
1992       11.34       0.87            0.76        1.63        (1.00)           (0.17)           --           (1.17)        11.80
1991       10.26       0.92            1.10        2.02        (0.94)              --            --           (0.94)        11.34
1990       10.90       0.87           (0.45)       0.42        (0.96)           (0.10)           --           (1.06)        10.26
1989       10.78       0.86            0.08        0.94        (0.78)           (0.04)           --           (0.82)        10.90
1988        9.99       0.73            0.52        1.25        (0.45)           (0.01)           --           (0.46)        10.78



                      NET ASSETS-   RATIO OF       RATIO OF
                        END OF      EXPENSES      NET INCOME   PORTFOLIO     AVERAGE
          TOTAL         PERIOD     TO AVERAGE     TO AVERAGE    TURNOVER    COMMISSION
          RETURN**   (THOUSANDS)   NET ASSETS+    NET ASSETS      RATE        RATE***
--------------------------------------------------------------------------------------
1997       10.20%      $96,954       0.51%++         6.48%         217%           --
1996        4.41        95,362       0.52++          5.73          168            --
1995       14.33        36,147       0.51++          6.80          313            --
1994       (2.87)       36,521       0.50++          7.65           78            --
1993       14.08        90,350       0.50            7.15           96            --
1992       15.41        98,130       0.47            7.67          136            --
1991       20.99        83,200       0.48            8.18          131            --
1990        3.90        77,622       0.48            8.35          181            --
1989        9.14        68,855       0.49            8.24          219            --
1988       12.63        53,236       0.50            8.62          224            --



                                    NET GAINS                  DIVIDEND
         NET ASSET                  OR LOSSES                DISTRIBUTIONS   CAPITAL GAIN                                NET ASSET
          VALUE-        NET       ON SECURITIES  TOTAL FROM     (NET        DISTRIBUTIONS                                  VALUE-
         BEGINNING   INVESTMENT  (REALIZED AND   INVESTMENT   INVESTMENT    (REALIZED NET      OTHER          TOTAL        END OF
         OF PERIOD     INCOME      UNREALIZED)   ACTIVITIES    INCOME)      CAPITAL GAINS)  DISTRIBUTIONS  DISTRIBUTIONS   PERIOD
------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 11/07/96)
1997+++   $12.04      $0.70           $0.20       $0.90       ($0.59)          ($0.13)           --          ($0.72)       $12.22


                      NET ASSETS-   RATIO OF       RATIO OF
                        END OF      EXPENSES      NET INCOME   PORTFOLIO     AVERAGE
          TOTAL         PERIOD     TO AVERAGE     TO AVERAGE    TURNOVER    COMMISSION
          RETURN**   (THOUSANDS)   NET ASSETS+    NET ASSETS      RATE        RATE***
--------------------------------------------------------------------------------------
1997+++     7.79%      $76,683       0.77%*++        6.50%*        179%           --




                                    NET GAINS                  DIVIDEND
         NET ASSET                  OR LOSSES                DISTRIBUTIONS   CAPITAL GAIN                                NET ASSET
          VALUE-        NET       ON SECURITIES  TOTAL FROM     (NET        DISTRIBUTIONS                                  VALUE-
         BEGINNING   INVESTMENT  (REALIZED AND   INVESTMENT   INVESTMENT    (REALIZED NET      OTHER          TOTAL        END OF
         OF PERIOD     INCOME      UNREALIZED)   ACTIVITIES    INCOME)      CAPITAL GAINS)  DISTRIBUTIONS  DISTRIBUTIONS   PERIOD
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 01/31/97)
1997+++    $9.39      $0.56           $0.59       $1.15       ($0.39)              --            --          ($0.39)       $10.15



                      NET ASSETS-   RATIO OF       RATIO OF
                        END OF      EXPENSES      NET INCOME   PORTFOLIO     AVERAGE
          TOTAL         PERIOD     TO AVERAGE     TO AVERAGE    TURNOVER    COMMISSION
          RETURN**   (THOUSANDS)   NET ASSETS+    NET ASSETS      RATE        RATE***
--------------------------------------------------------------------------------------

1997+++    12.63%       $4,327       0.78%*          8.68%*         96%           --



                                    NET GAINS                  DIVIDEND
         NET ASSET                  OR LOSSES                DISTRIBUTIONS   CAPITAL GAIN                                NET ASSET
          VALUE-        NET       ON SECURITIES  TOTAL FROM     (NET        DISTRIBUTIONS                                  VALUE-
         BEGINNING   INVESTMENT  (REALIZED AND   INVESTMENT   INVESTMENT    (REALIZED NET      OTHER          TOTAL        END OF
         OF PERIOD     INCOME      UNREALIZED)   ACTIVITIES    INCOME)      CAPITAL GAINS)  DISTRIBUTIONS  DISTRIBUTIONS   PERIOD
------------------------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO (COMMENCEMENT OF ADVISER CLASS OPERATIONS 11/01/96)
1997      $14.05      $0.42           $2.60       $3.02       ($0.38)          ($1.39)           --          ($1.77)       $15.30


                      NET ASSETS-   RATIO OF       RATIO OF
                        END OF      EXPENSES      NET INCOME   PORTFOLIO     AVERAGE
          TOTAL         PERIOD     TO AVERAGE     TO AVERAGE    TURNOVER    COMMISSION
          RETURN**   (THOUSANDS)   NET ASSETS+    NET ASSETS      RATE        RATE***
--------------------------------------------------------------------------------------
1997       23.82%      $27,366       0.85%*++        3.24%*        145%      $0.0578




                                    NET GAINS                  DIVIDEND
         NET ASSET                  OR LOSSES                DISTRIBUTIONS   CAPITAL GAIN                                NET ASSET
          VALUE-        NET       ON SECURITIES  TOTAL FROM     (NET        DISTRIBUTIONS                                  VALUE-
         BEGINNING   INVESTMENT  (REALIZED AND   INVESTMENT   INVESTMENT    (REALIZED NET      OTHER          TOTAL        END OF
         OF PERIOD     INCOME      UNREALIZED)   ACTIVITIES    INCOME)      CAPITAL GAINS)  DISTRIBUTIONS  DISTRIBUTIONS   PERIOD
------------------------------------------------------------------------------------------------------------------------------------
MULTI-ASSET-CLASS PORTFOLIO (COMMENCEMENT OF INSTITUTIONAL CLASS OPERATIONS 7/29/94)
1997+++   $12.28      $0.38           $2.57       $2.95       ($0.51)          ($1.08)           --          ($1.59)       $13.64
1996       11.34       0.46            1.05        1.51        (0.42)           (0.15)           --           (0.57)        12.28
1995        9.97       0.44            1.33        1.77        (0.40)              --            --           (0.40)        11.34
1994       10.00       0.07           (0.10)      (0.03)          --               --            --              --          9.97



                      NET ASSETS-   RATIO OF       RATIO OF
                        END OF      EXPENSES      NET INCOME   PORTFOLIO     AVERAGE
          TOTAL         PERIOD     TO AVERAGE     TO AVERAGE    TURNOVER    COMMISSION
          RETURN**   (THOUSANDS)   NET ASSETS+    NET ASSETS      RATE        RATE***
--------------------------------------------------------------------------------------
1997+++    26.50%     $173,155       0.74%++        3.07%        141%        $0.0114
1996       13.75       129,558       0.58++         3.82         122          0.0225
1995       18.28        96,839       0.58++         4.56         112              --
1994       (0.30)       51,877       0.58*++        4.39*         20              --

--------------------------------------------------------------------------------
Terms in BOLD TYPE are defined in the Prospectus Gallary.           MAS Fund - 7

NOTES TO THE FINANCIAL HIGHLIGHTS

  * Annualized
 ** Total return figures for partial years are not annualized.
*** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share paid for security transactions on which commissions were charged.
  # Represents distribution in excess of net realized gains.
 ## Represents distributions in excess of net investment income.
### Net Investment Income, the Ratio of Net Investment Income to Average Net
    Assets and the Portfolio Turnover Rate reflect activity relating to a nonrecurring initiative to invest in higher-paying dividend income producing securities.
  + For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods.

    PORTFOLIO                       1995            1996           1997
    Equity                          0.60%           0.60%          0.59%
    International Equity            0.66            0.65           0.63
    Mid Cap Value                   0.88*           0.88           0.88
    Mid Cap Growth                    --              --           0.86*
    Value                             --            0.85*          0.89
    Domestic Fixed Income           0.50            0.50           0.50
    Fixed Income                      --              --           0.76*
    High Yield                        --              --           0.76*
    Balanced                          --              --           0.84*
    Multi-Asset-Class               0.58            0.58           0.74

 ++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep total operating expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the voluntarily waived and reimbursed expenses totaled the below listed amounts.

               VOLUNTARILY WAIVED AND/OR REIMBURSED EXPENSES FOR:

    PORTFOLIO                       1994      1995      1996     1997
    Mid Cap Value                     --      2.13%*    0.18%    0.02%
    Domestic Fixed Income           0.03%     0.09      0.01     0.01
    Fixed Income                      --        --        --     0.01*
    Balanced                          --        --        --     0.03*
    Multi-Asset-Class               0.26*     0.14      0.08     0.08

 +++ Per share amounts for the year ended September 30, 1997, are based on average shares outstanding.


--------------------------------------------------------------------------------
MAS Fund - 8           Terms in BOLD TYPE are defined in the Prospectus Glossary

YIELD AND TOTAL RETURN:

From time to time each portfolio of the Fund advertises its yield and total return. BOTH YIELD AND TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The average annual total return reflects changes in the price of a portfolio's shares and assumes that any income dividends and/or capital gain distributions made by the portfolio during the period were reinvested in additional shares of the portfolio. Figur es will be given for one-, five- and ten-year periods ending with the most recent calendar quarter-end (if applicable), and may be given for other periods as well (such as from commencement of the portfolio's operations).

The yield of a portfolio is computed by dividing the net investment income per share (using the average number of shares entitled to receive dividends) earned during a 30-day period by the closing price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes as expenses of the portfolio all recurring fees and any non recurring charges for the period stated.

The performance of a portfolio may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, returns of other investment advisers and mutual funds, and various indices as further described in the Statement of Additional Information.

The performance of Institutional Class Shares, Investment Class Shares and Adviser Class Shares differ because of any class specific expenses paid by each class and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.

The Annual Report to Shareholders of the Fund for the Fund's most recent fiscal year-end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request by writing to the Fund or calling the Client Services Group at the telephone number shown on the front cover of this Prospectus.

GENERAL INFORMATION

SUITABILITY: The Fund's portfolios are designed for long-term investors who can accept the risks entailed in investing in the stock and bond markets, and are not meant to provide a vehicle for playing short-term swings in the market. The Fund's portfolios are designed principally for the investments of tax-exempt fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others. Since such investors are not subject to Federal income taxes, securities transactions for all portfolios will not be influenced by the different tax treatment of capital gains and dividend income under the Internal Revenue Code.

--------------------------------------------------------------------------------
Terms in BOLD TYPE are defined in the Prospectus Glossary           MAS Fund - 9

SECURITIES LENDING: Each portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, a portfolio will not loan its portfolio securities to the extent that greater than one-third of its total assets, at fair market value, would be committed to loans at that time.

ILLIQUID SECURITIES/RESTRICTED SECURITIES: Each of the portfolios may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of (i) restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or (ii) commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933, that are determined to be liquid in accordance with guidelines established by the Fund's Board of Trustees.

TURNOVER: The Adviser manages the portfolios generally without regard to restrictions on annual turnover. In general, the portfolios will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held.

With respect to the fixed income portfolios and the fixed-income portion of the Balanced and Multi-Asset-Class Portfolios the annual turnover rate will ordinarily exceed 100% due to changes in portfolio duration, yield curve strategy or commitments with respect to forward delivery mortgage-backed securities. For the Balanced and Multi-Asset-Class Portfolios, annual turnover rate is not expected to exceed 100% with respect to EQUITY SECURITIES.

The following portfolios have annual turnover rates of 100% or more: Mid Cap Growth, Mid Cap Value, Domestic Fixed Income, Fixed Income, Balanced and Multi-Asset-Class. These high rates of annual turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by a portfolio. Trading in FIXED-INCOME SECURITIES does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of annual turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. The annual turnover for each portfolio is shown in the financial highlights under "Portfolio Turnover Rate".

CASH EQUIVALENTS/TEMPORARY DEFENSIVE INVESTING: Although each portfolio intends to remain substantially fully invested, a small percentage of a portfolio's assets is generally held in the form of CASH EQUIVALENTS in order to meet redemption requests and otherwise manage the daily affairs of each portfolio. In addition, any portfolio may, when the Adviser deems that market conditions are such that a temporary defensive approach is desirable, invest in CASH EQUIVALENTS or the FIXED-INCOME SECURITIES listed for that portfolio without limit. In addition, the Adviser may, for temporary defensive purposes, increase or decrease the average weighted maturity or duration of any fixed-income portfolio without regard to that portfolio's usual average weighted maturity.

--------------------------------------------------------------------------------
MAS Fund - 10          Terms in BOLD TYPE are defined in the Prospectus Glossary

CONCENTRATION: Concentration is defined as investment of 25% or more of a portfolio's total assets in the securities of issuers operating in any one industry. Except as provided in a portfolio's specific investment policies, or as detailed in Investment Limitations, a portfolio will not concentrate investments in any one industry.

INVESTMENT LIMITATIONS: Each portfolio is subject to certain limitations designed to reduce its exposure to specific situations. Some of these limitations are:

(a) with respect to 75% of its assets, a portfolio will not purchase securities of any issuer if, as a result, more than 5% of the portfolio's total assets taken at market value would be invested in the securities of any single issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

(b) with respect to 75% of its assets, a portfolio will not purchase a security if, as a result, the portfolio would hold more than 10% of the outstanding voting securities of any issuer.

Limitations (a) and (b), and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a majority of the shares of the portfolios. Other investment limitations described here and in the Statement of Additional Information are not fundamental policies; meaning that the Board of Trustees may change them without shareholder approval. If a percentage limitation on investment or utilization of assets as set forth in this prospectus or Statement of Additional Information is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the portfolios' assets will not be considered a violation of the restriction, and the sale of securities will not be required.

--------------------------------------------------------------------------------
Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 11

EQUITY PORTFOLIO

Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing primarily in dividend-paying common stocks of companies which are deemed by the Adviser to demonstrate long-term earnings growth that is greater than the economy in general and greater than the expected rate of inflation.

Approach:               The Adviser's investment process is designed to capture
                        value by identifying stocks that offer low but rising expectations. To determine the level of expectations for various companies and the direction of changes in those expectations, the Adviser analyzes the companies' equity valuations and changes in the companies' estimates of future earnings. In addition, the Adviser diversifies across sectors to preserve return while reducing risk, seeking the best values within each sector of the market. A group of senior investment professionals invests the portfolio using a disciplined approach to stock selection supported by fundamental research analysts. Each investment professional makes his or her own buy, sell and sector-allocation decisions. Overall sector allocation is driven by bottom-up stock selection and is reviewed regularly to preserve the benefits of diversification.

Policies:               Generally at least 65% invested in EQUITY SECURITIES
                        Up to 5% invested in FOREIGN EQUITIES (excluding ADRs)
                        DERIVATIVES may be used to pursue portfolio strategy

Capitalization Range:   Generally greater than $1 billion

Allowable Investments:  ADRS               CORPORATES          FUTURES & OPTIONS       SWAPS
                        AGENCIES           FOREIGN BONDS       INVESTMENT COMPANIES    U.S. GOVERNMENTS
                        CASH EQUIVALENTS   FOREIGN CURRENCY    PREFERRED STOCK         WARRANTS
                        COMMON STOCKS      FOREIGN EQUITIES    REPURCHASE AGREEMENTS   WHEN ISSUED SECURITIES
                        CONVERTIBLES       FORWARDS            RIGHTS                  ZERO COUPONS

Comparative Index:      S&P 500 Index

Strategies:             CORE EQUITY INVESTING

Portfolio
Management Team:        Arden C. Armstrong, James J. Jolinger, Nicholas J.
                        Kovich, Brian Kramp, Robert J. Marcin and Gary G.
                        Schlarbaum

--------------------------------------------------------------------------------
MAS Fund - 12          Terms in BOLD TYPE are defined in the Prospectus Glossary

INTERNATIONAL EQUITY PORTFOLIO

Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in common stocks of companies based outside of the U.S.

Approach:               The Adviser evaluates both short-term and long-term
                        international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

Policies:               Generally at least 65% invested in FOREIGN EQUITIES of
                        issuers in at least 3 countries other than the U.S.
                        DERIVATIVES may be used to pursue portfolio strategy

Allowable Investments:  ADRS                EASTERN EUROPEAN ISSUERS      INVESTMENT COMPANIES     STRUCTURED NOTES
                        AGENCIES            EMERGING MARKETS ISSUERS      INVESTMENT FUNDS         SWAPS
                        BRADY BONDS         FOREIGN BONDS                 LOAN PARTICIPATIONS      U.S. GOVERNMENTS
                        CASH EQUIVALENTS    FOREIGN CURRENCY              PREFERRED STOCK          WARRANTS
                        COMMON STOCKS       FOREIGN EQUITIES              REPURCHASE AGREEMENTS    WHEN ISSUED SECURITIES
                        CONVERTIBLES        FORWARDS                      RIGHTS                   ZERO COUPONS
                        CORPORATES          FUTURES & OPTIONS             STRUCTURED INVESTMENTS

Comparative Index:      MSCI World Ex-U.S. Index

Strategies:             INTERNATIONAL EQUITY INVESTING
                        EMERGING MARKETS INVESTING
                        FOREIGN INVESTING

Portfolio
Management Team:        Hassan Elmasry and Horacio A. Valeiras


--------------------------------------------------------------------------------
Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 13

MID CAP GROWTH PORTFOLIO


Objective:              To achieve long-term capital growth by investing
                        primarily in common stocks of smaller and medium size companies which are deemed by the Adviser to offer long-term growth potential. Due to its emphasis on long-term capital growth, dividend income will be lower than for the Equity and Value Portfolios.

Approach:               The Adviser uses a four-part process combining
                        quantitative, fundamental, and valuation analysis with a strict selling discipline. Stocks that pass an initial screen based on estimate revisions undergo detailed fundamental research. Valuation analysis is used to eliminate the most overvalued securities. Holdings are sold when their estimate-revision scores fall to unacceptable levels, when fundamental research uncovers unfavorable trends, or when their valuations exceed the level that the Adviser believes is reasonable given their growth prospects.

Policies:               Generally at least 65% invested in EQUITY SECURITIES of
                        mid-cap companies offering long-term growth potential
                        Up to 5% invested in FOREIGN EQUITIES (excluding ADRs)
                        DERIVATIVES may be used to pursue portfolio strategy

Capitalization          Range: Generally matching the S&P MidCap 400 Index
                        (currently $500 million to $6 billion)

Allowable Investments:  ADRS               FOREIGN CURRENCY    INVESTMENT COMPANIES    RIGHTS
                        CASH EQUIVALENTS   FOREIGN EQUITIES    PREFERRED STOCK         WARRANTS
                        COMMON STOCKS      FUTURES & OPTIONS   REPURCHASE AGREEMENTS   WHEN ISSUED SECURITIES
                        CONVERTIBLES

Comparative Index:      S&P MidCap 400 Index

Strategies:             GROWTH STOCK INVESTING

Portfolio
Management Team:        Arden C. Armstrong, David P. Chu and Abhi Y. Kanitkar


--------------------------------------------------------------------------------
MAS Fund - 14          Terms in BOLD TYPE are defined in the Prospectus Glossary

MID CAP VALUE PORTFOLIO

Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in common stocks with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index which are deemed by the Adviser to be relatively undervalued based on certain proprietary measures of value. The portfolio will typically exhibit a lower price/earnings value ratio than the S&P MidCap 400 Index.

Approach:               The Adviser selects common stocks which are deemed to be
                        undervalued at the time of purchase, based on proprietary measures of value. The portfolio will be structured taking into account the economic sector weights of the S&P MidCap 400 Index, with sector weights normally being within 5% of the sector weights of the Index.

Policies:               Generally at least 65% invested in EQUITY SECURITIES of
                        mid-cap companies, which are deemed to be undervalued
                        Up to 5% invested in FOREIGN EQUITIES (excluding ADRs)
                        DERIVATIVES may be used to pursue portfolio strategy

Capitalization          Range: Generally matching the S&P MidCap 400 Index
                        (currently $500 million to $6 billion)

Allowable Investments:  ADRS                CORPORATES          FUTURES & OPTIONS        SWAPS
                        AGENCIES            FOREIGN BONDS       INVESTMENT COMPANIES     U.S. GOVERNMENTS
                        CASH EQUIVALENTS    FOREIGN EQUITIES    PREFERRED STOCK          WARRANTS
                        COMMON STOCKS       FOREIGN CURRENCY    REPURCHASE AGREEMENTS    WHEN ISSUED SECURITIES
                        CONVERTIBLES        FORWARDS            RIGHTS                   ZERO COUPONS

Comparative Index:      S&P MidCap 400 Index

Strategies:             VALUE STOCK INVESTING

Portfolio
Management Team:        Bradley S. Daniels, William B. Gerlach, Chris Leavy and
                        Gary G. Schlarbaum
--------------------------------------------------------------------------------
Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 15

VALUE PORTFOLIO

Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in common stocks with equity capitalizations usually greater than $300 million which are deemed by the Adviser to be relatively undervalued, based on various measures such as price/earnings ratios and price/book ratios. While capital return will be emphasized somewhat more than income return, the portfolio's total return will consist of both capital and income returns. It is expected that income return will be higher than that of the Equity Portfolio because stocks which are deemed to be undervalued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks which are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios.

Approach:               The Adviser selects common stocks which are deemed to be
                        undervalued relative to the stock market in general as measured by the Standard & Poor's 500 Index, based on the value measures such as price/earnings ratios and price/book ratios, as well as fundamental research.

Policies:               Generally at least 65% invested in EQUITY SECURITIES,
                        which are deemed to be undervalued
                        Up to 5% invested in FOREIGN EQUITIES (excluding ADRs)
                        DERIVATIVES may be used to pursue portfolio strategy

Capitalization Range:   Generally greater than $300 million

Allowable Investments:  ADRS               CORPORATES          FUTURES & OPTIONS       SWAPS
                        AGENCIES           FOREIGN BONDS       INVESTMENT COMPANIES    U.S. GOVERNMENTS
                        CASH EQUIVALENTS   FOREIGN CURRENCY    PREFERRED STOCK         WARRANTS
                        COMMON STOCKS      FOREIGN EQUITIES    REPURCHASE AGREEMENTS   WHEN ISSUED SECURITIES
                        CONVERTIBLES       FORWARDS            RIGHTS                  ZERO COUPONS

Comparative Index:      S&P 500 Index

Strategy:               VALUE STOCK INVESTING

Portfolio
Management Team:        Richard M. Behler, Nicholas J. Kovich and Robert J.
                        Marcin


--------------------------------------------------------------------------------
MAS Fund -16           Terms in BOLD TYPE are defined in the Prospectus Glossary

DOMESTIC FIXED INCOME PORTFOLIO

Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S.
                        Government securities and other investment grade fixed-income securities of domestic issuers.


Approach:               The Adviser actively manages the maturity and duration
                        structure of the portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of U.S. FIXED-INCOME
                        SECURITIES in all market sectors.


Policies:               Generally at least 65% invested in FIXED-INCOME
                        SECURITIES
                        100% invested in domestic issuers
                        May invest greater than 50% in MORTGAGE SECURITIES
                        DERIVATIVES may be used to pursue portfolio strategy

Quality Specifications: 80% of FIXED-INCOME SECURITIES rated A or higher (or its equivalent)
                        May invest up to 20% in FIXED-INCOME SECURITIES rated BBB (or its equivalent)

Maturity and Duration:  Average weighted maturity generally greater than 5 years

Allowable Investments:  AGENCIES            CORPORATES               MORTGAGE SECURITIES       STRUCTURED NOTES
                        ASSET-BACKEDS       FLOATERS                 MUNICIPALS                SWAPS
                        CASH EQUIVALENTS    FUTURES & OPTIONS        PREFERRED STOCK           U.S. GOVERNMENTS
                        CMOS                INVERSE FLOATERS         REPURCHASE AGREEMENTS     WHEN ISSUED SECURITIES
                        CONVERTIBLES        INVESTMENT COMPANIES     SMBS                      ZERO COUPONS

Comparative Index:      Salomon Broad Investment Grade Lehman Brothers Aggregate

Strategies:             MATURITY AND DURATION MANAGEMENT
                        VALUE INVESTING
                        MORTGAGE INVESTING

Portfolio
Management Team:        Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley

--------------------------------------------------------------------------------
Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 17

FIXED INCOME PORTFOLIO

Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S.
                        Government securities, corporate bonds (including bonds rated below investment grade, commonly referred to as junk bonds), foreign fixed-income securities and mortgage-backed securities of domestic issuers and other fixed-income securities. The portfolio's average weighted maturity will ordinarily be greater than five years.


Approach:               The Adviser actively manages the maturity and duration
                        structure of the portfolio in anticipation of long-term trends in interest rates and inflation. Investments are diversified among a wide variety of FIXED-INCOME
                        SECURITIES in all market sectors.

Policies:               Generally at least 65% invested in FIXED-INCOME
                        SECURITIES
                        May invest greater than 50% in MORTGAGE SECURITIES
                        DERIVATIVES may be used to pursue portfolio strategy

Quality Specifications: 80% INVESTMENT GRADE Securities Up to 20% HIGH YIELD

Maturity and Duration:  Average weighted maturity generally greater than 5 years

Allowable Investments:  AGENCIES            FLOATERS             INVESTMENT COMPANIES      STRUCTURED NOTES
                        ASSET-BACKEDS       FOREIGN BONDS        LOAN PARTICIPATIONS       SWAPS
                        BRADY BONDS         FOREIGN CURRENCY     MORTGAGE SECURITIES       U.S. GOVERNMENTS
                        CASH EQUIVALENTS    FORWARDS             MUNICIPALS                WHEN ISSUED SECURITIES
                        CMOS                FUTURES & OPTIONS    PREFERRED STOCK           YANKEES
                        CONVERTIBLES        HIGH YIELD           REPURCHASE AGREEMENTS     ZERO COUPONS
                        CORPORATES          INVERSE FLOATERS     SMBS

Comparative Index:      Salomon Broad Investment Grade
                        Lehman Brothers Aggregate

Strategies:             MATURITY AND DURATION MANAGEMENT
                        VALUE INVESTING
                        MORTGAGE INVESTING
                        HIGH YIELD INVESTING
                        FOREIGN INVESTING
                        FOREIGN FIXED INCOME INVESTING

Portfolio
Management Team:        Thomas L. Bennett, Kenneth B. Dunn and Richard B. Worley

--------------------------------------------------------------------------------
MAS Fund - 18          Terms in BOLD TYPE are defined in the Prospectus Glossary

HIGH YIELD PORTFOLIO


Objective:              To achieve above-average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in high yielding corporate fixed-income securities (including bonds rated below investment grade, commonly referred to as junk bonds).
                        The portfolio may also invest in U.S. Government securities, mortgage-backed securities, investment grade corporate bonds and in short-term fixed-income securities, such as certificates of deposit, treasury bills, and commercial paper. The portfolio expects to achieve its objective by earning a high rate of current income, although the portfolio may seek capital growth opportunities when consistent with its objective.
                        The portfolio's average weighted maturity will ordinarily be greater than five years.

Approach:               The Adviser uses equity and fixed-income valuation
                        techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected, and monitored, by fixed-income portfolio managers who specialize in corporate bonds and use in-depth financial analysis to uncover opportunities in undervalued issues.

Policies:               Generally at least 65% invested in HIGH YIELD securities
                        (commonly referred to as junk bonds)
                        DERIVATIVES may be used to pursue portfolio strategy

Quality Specifications: None

Maturity and Duration:  Average weighted maturity generally greater than 5 years

Allowable Investments:  AGENCIES                    EMERGING MARKETS ISSUERS     INVERSE FLOATERS         SMBS
                        ASSET-BACKEDS               FLOATERS                     INVESTMENT COMPANIES     STRUCTURED NOTES
                        BRADY BONDS                 FOREIGN BONDS                LOAN PARTICIPATIONS      SWAPS
                        CASH EQUIVALENTS            FOREIGN CURRENCY             MORTGAGE SECURITIES      U.S. GOVERNMENTS
                        CMOS                        FOREIGN EQUITIES             MUNICIPALS               WHEN ISSUED SECURITIES
                        CONVERTIBLES                FORWARDS                     PREFERRED STOCK          YANKEES
                        CORPORATES                  FUTURES & OPTIONS            REPURCHASE AGREEMENTS    ZERO COUPONS
                        EASTERN EUROPEAN ISSUERS    HIGH YIELD

Comparative Index:      Salomon High Yield Market Index

Strategies:             HIGH YIELD INVESTING
                        MATURITY AND DURATION MANAGEMENT
                        VALUE INVESTING
                        MORTGAGE INVESTING
                        FOREIGN INVESTING
                        FOREIGN FIXED INCOME INVESTING
                        EMERGING MARKETS INVESTING

Portfolio
Management Team:        Robert E. Angevine, Thomas L. Bennett and Stephen
                        F. Esser

--------------------------------------------------------------------------------
Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 19

BALANCED PORTFOLIO

Objective:              To achieve above average total return over a market
                        cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks and fixed-income securities. When the Adviser judges the relative outlook for the equity and fixed-income markets to be neutral the portfolio will be invested 60% in common stocks and 40% in fixed-income securities. The asset mix may be changed, however, with common stocks ordinarily representing between 45% and 75% of the total investment. The average weighted maturity of the fixed-income portion of the portfolio will ordinarily be greater than five years.

Approach:               The Adviser determines investment strategies for the
                        equity and fixed-income portions of the portfolio separately and then determines the mix of those strategies expected to maximize the return available from both the stock and bond markets. Strategic judgments on the equity/fixed-income asset mix are based on valuation disciplines and tools for analysis developed by the Adviser over its twenty-five year history of managing balanced accounts.

Policies:               Generally 45% to 75% invested in EQUITY SECURITIES
                        Up to 25% invested in FOREIGN BONDS and/or FOREIGN
                        EQUITIES (excluding ADRs)
                        Up to 10% invested in BRADY BONDS
                        At least 25% invested in senior FIXED-INCOME SECURITIES
                        DERIVATIVES may be used to pursue portfolio strategy

Equity Capitalization:  Generally greater than $1 billion

Quality Specifications: None

Maturity and Duration:  Average weighted maturity generally greater than 5 years

Allowable Investments:  ADRS                 EASTERN EUROPEAN ISSUERS      INVESTMENT COMPANIES      SMBS
                        AGENCIES             FLOATERS                      INVESTMENT FUNDS          STRUCTURED NOTES
                        ASSET-BACKEDS        FOREIGN BONDS                 LOAN PARTICIPATIONS       SWAPS
                        BRADY BONDS          FOREIGN CURRENCY              MORTGAGE SECURITIES       U.S. GOVERNMENTS
                        CASH EQUIVALENTS     FOREIGN EQUITIES              MUNICIPALS                WARRANTS
                        CMOS                 FORWARDS                      PREFERRED STOCK           WHEN ISSUED SECURITIES
                        COMMON STOCKS        FUTURES & OPTIONS             REPURCHASE AGREEMENTS     YANKEES
                        CONVERTIBLES         HIGH YIELD                    RIGHTS                    ZERO COUPONS
                        CORPORATES           INVERSE FLOATERS

Comparative             Index: A weighted blend of quarterly returns compiled by
                        the Adviser using: 60% S&P 500 Index 40% Salomon Broad
                        Investment Grade Index

Strategies:             ASSET ALLOCATION MANAGEMENT                       MORTGAGE INVESTING
                        CORE EQUITY INVESTING                             HIGH YIELD INVESTING
                        FIXED INCOME MANAGEMENT AND ASSET ALLOCATION      FOREIGN INVESTING
                        MATURITY AND DURATION MANAGEMENT                  FOREIGN FIXED INCOME INVESTING
                        VALUE INVESTING

Portfolio
Management Team:        Thomas L. Bennett, Gary G. Schlarbaum, Horacio A.
                        Valeiras and Richard B. Worley


--------------------------------------------------------------------------------
MAS Fund - 20          Terms in BOLD TYPE are defined in the Prospectus Glossary

MULTI-ASSET-CLASS PORTFOLIO

Objective:          To achieve above average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of common stocks and fixed-income securities of U.S. and foreign issuers.

Approach:           The Adviser determines the mix of investments in domestic
                    and foreign equity and fixed-income and high yield securities expected to maximize available total return.
                    Strategic judgments on the asset mix are based on valuation disciplines and tools for analysis which have been developed by the Adviser to compare the relative potential returns and risks of global stock and bond markets.

Policies:           Generally at least 65% invested in issuers located in at
                    least 3 countries, including the U.S.
                    DERIVATIVES may be used to pursue portfolio strategy

Domestic Equity
Capitalization:         Generally greater than $1 billion

Quality Specifications: None

Maturity and Duration:  Average weighted maturity generally greater than 5 years

Allowable Investments:  ADRS                EASTERN EUROPEAN ISSUERS     INVERSE FLOATERS           SMBS
                        AGENCIES            EMERGING MARKETS ISSUERS     INVESTMENT COMPANIES       STRUCTURED INVESTMENTS
                        ASSET-BACKEDS       FLOATERS                     INVESTMENT FUNDS           STRUCTURED NOTES
                        BRADY BONDS         FOREIGN BONDS                LOAN PARTICIPATIONS        SWAPS
                        CASH EQUIVALENTS    FOREIGN CURRENCY             MORTGAGE SECURITIES        U.S. GOVERNMENTS
                        CMOS                FOREIGN EQUITIES             MUNICIPALS                 WARRANTS
                        COMMON STOCKS       FORWARDS                     PREFERRED STOCK            WHEN ISSUED SECURITIES
                        CONVERTIBLES        FUTURES & OPTIONS            REPURCHASE AGREEMENTS      YANKEES
                        CORPORATES          HIGH YIELD                   RIGHTS                     ZERO COUPONS

Comparative Index:      A weighted blend of quarterly returns compiled by the
                        Adviser using:
                          50% S&P 500 Index
                          14% EAFE-GDP Weighted Index
                          24% Salomon Broad Investment Grade Index
                           6% Salomon World Government Bond Index Ex U.S.
                           6% Salomon High Yield Market Index

Strategies:             ASSET ALLOCATION MANAGEMENT
                        FIXED INCOME MANAGEMENT AND ASSET ALLOCATION
                        MATURITY AND DURATION MANAGEMENT
                        VALUE INVESTING
                        FOREIGN INVESTING
                        FOREIGN FIXED INCOME INVESTING
                        CORE EQUITY INVESTING
                        INTERNATIONAL EQUITY INVESTING
                        EMERGING MARKETS INVESTING
                        HIGH YIELD INVESTING
                        MORTGAGE INVESTING

Portfolio
Management Team:        Thomas L. Bennett, J. David Germany, Gary G. Schlarbaum,
                        Horacio A. Valeiras and Richard B. Worley


--------------------------------------------------------------------------------
Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 21

                              PROSPECTUS GLOSSARY

            CHARACTERISTICS AND RISKS OF STRATEGIES AND INVESTMENTS

STRATEGIES

ASSET ALLOCATION MANAGEMENT: The Adviser's approach to asset allocation management is to determine investment strategies for each asset class in a portfolio separately, and then determine the mix of those strategies expected to maximize the return available from each market. Strategic judgments on the mix among asset classes are based on valuation disciplines and tools for analysis which have been developed over the Adviser's twenty-five year history of managing balanced accounts.

Tactical asset-allocation shifts are based on comparisons of prospective risks, returns, and the likely risk-reducing benefits derived from combining different asset classes into a single portfolio. Experienced teams of equity, fixed- income, and international investment professionals manage the investments in each asset class.

CORE EQUITY INVESTING: The Adviser's "core" or primary equity strategy emphasizes common stocks of large companies, with targeted investments in small company stocks that promise special growth opportunities. Depending on the Adviser's outlook for the economy and different market sectors, the mix between value stocks and growth stocks will change.

EMERGING MARKETS INVESTING: The Adviser's approach to emerging markets investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this Prospectus, emerging markets describes any country which is generally considered to be an emerging or developing country by the international financial community such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging markets is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).


--------------------------------------------------------------------------------
MAS Fund - 22          Terms in BOLD TYPE are defined in the Prospectus Glossary

FIXED INCOME MANAGEMENT AND ASSET ALLOCATION: Within the Balanced and Multi-Asset-Class Portfolios, the Adviser selects FIXED-INCOME SECURITIES not only on the basis of judgments regarding MATURITY AND DURATION MANAGEMENT and VALUE INVESTING, but also on the basis of the value offered by various segments of the FIXED-INCOME SECURITIES market relative to CASH EQUIVALENTS and EQUITY SECURITIES. In this context, the Adviser may find that certain segments of the FIXED-INCOME SECURITIES market offer more or less attractive relative value when compared to EQUITY SECURITIES than when compared to other FIXED-INCOME SECURITIES.

For example, in a given interest rate environment, EQUITY SECURITIES may be judged to be fairly valued when compared to intermediate duration FIXED-INCOME SECURITIES, but overvalued compared to long duration FIXED-INCOME SECURITIES. Consequently, while a portfolio investing only in FIXED-INCOME SECURITIES may not emphasize long duration assets to the same extent, the fixed-income portion of a balanced investment may invest a percentage of its assets in long duration bonds on the basis of their valuation relative to EQUITY SECURITIES.

FOREIGN FIXED INCOME INVESTING: The Adviser invests in FOREIGN BONDS and other FIXED-INCOME SECURITIES denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, currency FUTURES & OPTIONS, FORWARDS and SWAPS may be used to hedge the currency risk.

FOREIGN INVESTING: Investors should recognize that investing in FOREIGN BONDS and FOREIGN EQUITIES involves certain special considerations which are not typically associated with investing in domestic securities.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. FOREIGN BONDS and FOREIGN EQUITIES may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Since FOREIGN BONDS and FOREIGN EQUITIES may be denominated in foreign currencies, and since a portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Although a portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some

--------------------------------------------------------------------------------
Terms in BOLD TYPE are defined in theProspectus Glossary           MAS Fund - 23
countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a portfolio receives from the companies comprising the portfolio's investments.

GROWTH STOCK INVESTING: Seeks to invest in COMMON STOCKS generally characterized by higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by the S&P 500 Index.

HIGH YIELD INVESTING: Involves investing in HIGH YIELD securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

To the extent a portfolio invests in HIGH YIELD securities it will be exposed to a substantial degree of credit risk. Lower-rated bonds are considered speculative by traditional investment standards. HIGH YIELD securities may be issued as a consequence of corporate restructuring or similar events. Also, HIGH YIELD securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

The market for HIGH YIELD securities is still relatively new. Because of this, a long-term track record for bond default rates does not exist. In addition, the secondary market for HIGH YIELD securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the HIGH YIELD market and a portfolio may experience sudden and substantial price declines. This lower liquidity might have an effect on a portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for HIGH YIELD securities by various dealers. Under such conditions, a portfolio may find it difficult to value its securities accurately. A portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in HIGH YIELD securities.

High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.

Certain types of high yield bonds are non-income paying securities. For example, ZERO COUPONS pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the portfolio does not receive periodic cash flow from these investments.

--------------------------------------------------------------------------------
MAS Fund - 24          Terms in BOLD TYPE are defined in the Prospectus Glossary

The table below provides a summary of ratings assigned to all U.S. and foreign debt holdings of those portfolios with more than 5% invested in HIGH YIELD securities as of September 30, 1997 (not including money market instruments). These figures are dollar-weighted averages of month-end portfolio holdings and do not necessarily indicate a portfolio's current or future debt holdings. Portfolios whose debt holdings total less than 100% also invest in EQUITY SECURITIES.

     HIGH YIELD PORTFOLIO                      MULTI-ASSET-CLASS PORTFOLIO
QUALITY                                    QUALITY
TSY, AGY, AAA                  9.06%       TSY, AGY, AAA                  26.22%
AA                             0.05        AA                              2.32
A                              0.19        A                               1.09
BBB                            6.09        BBB                             2.09
BB                            42.51        BB                              4.64
B                             35.48        B                               6.02
CCC                            0.96        CCC                             0.35
Not Rated:                                 Not Rated:
    BB                0.83*                    BB                  0.06*
    B                 2.30*                    B                   0.22*
    NR                2.54                     NR                  0.17
Total Not Rated                5.66        Total Not Rated                 0.45
TOTAL                        100.00%       TOTAL                          43.18%

* The Adviser believes that these non-rated securities are equivalent in quality to the rating indicated.

INTERNATIONAL EQUITY INVESTING: The Adviser's approach to international equity investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

The Adviser considers fundamental investment characteristics, the principles of valuation and diversification, and a relatively long-term investment time horizon. Since liquidity will also be a consideration, emphasis will likely be influenced by the relative market capitalizations of different non-U.S. stock markets and individual securities. Portfolios seek to diversify investments broadly among both developed and newly industrializing foreign countries. Where appropriate, a portfolio may also invest in regulated INVESTMENT COMPANIES or INVESTMENT FUNDS which invest in such countries to the extent allowed by applicable law.

MATURITY AND DURATION MANAGEMENT: One of two primary components of the Adviser's fixed-income investment strategy is maturity and duration management. The maturity and duration structure of a portfolio investing in FIXED-INCOME SECURITIES is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real

--------------------------------------------------------------------------------
Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 25
interest rates, monetary and fiscal policy actions, and cyclical indicators. See VALUE INVESTING for a description of the second primary component of the Adviser's fixed-income strategy.

About Maturity and Duration: Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a FIXED-INCOME SECURITY that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of FIXED-INCOME SECURITIES. Duration is a measure of the expected life of a FIXED-INCOME SECURITY on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any FIXED-INCOME SECURITY with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a FIXED-INCOME SECURITY, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a FIXED-INCOME SECURITY, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

MORTGAGE INVESTING: At times it is anticipated that greater than 50% of a fixed income portfolio's assets may be invested in mortgage-related securities. These include MORTGAGE SECURITIES which represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Fannie Mae, other government agencies, and private issuers. It is expected that a portfolio's primary emphasis will be in MORTGAGE SECURITIES issued by the various government-related organizations. However, a portfolio may invest, without limit, in MORTGAGE SECURITIES issued by private issuers when the Adviser deems that the quality of the investments, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or Standard & Poor's or be deemed by the Adviser to be of comparable investment quality.

--------------------------------------------------------------------------------
MAS Fund -26           Terms in BOLD TYPE are defined in the Prospectus Glossary

VALUE INVESTING: One of two primary components of the Adviser's fixed-income strategy is value investing, whereby the Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged. See MATURITY AND DURATION MANAGEMENT for a description of the other key component of the Adviser's fixed-income investment strategy.

VALUE STOCK INVESTING: Emphasizes COMMON STOCKS which are deemed by the Adviser to be undervalued relative to the stock market in general as measured by the appropriate market index, based on value measures such as price/earnings ratios and price/book ratios. Value stocks are generally dividend paying COMMON STOCKS. However, non-dividend paying stocks may also be selected for their value characteristics.

INVESTMENTS

Each portfolio may invest in the securities defined below in accordance with their listing of Allowable Investments and any quality or policy constraints.

ADRS--American Depository Receipts: are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders. ADRs also include American Depository Shares.

AGENCIES: are securities which are not guaranteed by the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency such as the Student Loan Marketing Association or any of several other agencies.

ASSET-BACKEDS: are securities collateralized by shorter term loans such as automobile loans, home equity loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition the short-term nature of the loans reduces the impact of any change in prepayment level. Due to amortization, the average life for these securities is also the conventional proxy for maturity.

Possible Risks: Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

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Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 27

BRADY BONDS: are debt obligations which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. For further information on these securities, see the Statement of Additional Information. Portfolios will only invest in Brady Bonds consistent with quality specifications.

CASH EQUIVALENTS: are short-term fixed-income instruments comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Each portfolio may invest in obligations of U.S. banks and, except for the Domestic Fixed Income Portfolio, in foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the FOREIGN INVESTING section of this Prospectus.

The portfolios will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the portfolio;

(2) Each portfolio may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);

(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g. A or better by Moody's, Standard & Poor's or Fitch);

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MAS Fund - 28          Terms in BOLD TYPE are defined in the Prospectus Glossary

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others; and

(6) REPURCHASE AGREEMENTS collateralized by securities listed above.

CMOS--COLLATERALIZED MORTGAGE OBLIGATIONS: are DERIVATIVES which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

Possible Risks: Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Like bonds in general, MORTGAGE SECURITIES will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of mortgage securities held by a portfolio may be lengthened. This extension of a verage life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.

COMMON STOCKS: are EQUITY SECURITIES which represent an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

CONVERTIBLES: are convertible bonds or shares of convertible PREFERRED STOCK which may be exchanged for a fixed number of shares of COMMON STOCK at the purchaser's option.

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Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 29

CORPORATES--Corporate bonds: are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A portfolio will buy Corporates subject to any quality constraints. If a security held by a portfolio is down-graded, the portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the portfolio.

DEPOSITARY RECEIPTS: include both Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), in addition to other similar types of depositary shares, and are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. DEPOSITARY RECEIPTS may be sponsored or unsponsored. The depositary of unsponsored DEPOSITARY RECEIPTS may provide less information to receipt holders.

DERIVATIVES: A financial instrument whose value and performance are based on the value and performance of another security or financial instrument. The Adviser will use derivatives only in circumstances where they offer the most economic means of improving the risk/reward profile of the portfolio. The Adviser will not use derivatives to increase portfolio risk above the level that could be achieved in the portfolio using only traditional investment securities. In addition, the Adviser will not use derivatives to acquire exposure to changes in the value of assets or indexes of assets that are not listed in the applicable Allowable Investments for the portfolio. Any applicable limitations are described under each investment definition. The portfolios may enter into over-the-counter Derivatives transactions with counterparties approved by the Adviser in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA. Derivatives include, but are not limited to, CMOS, FORWARDS, FUTURES AND OPTIONS, SMBS, STRUCTURED INVESTMENTS, STRUCTURED NOTES and SWAPS. See each individual portfolio's listing of Allowable Investments to determine which of these a portfolio may hold.

EASTERN EUROPEAN ISSUERS: The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes during the 1940's, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. As a result, there can be no assurance that the portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

EMERGING MARKETS ISSUERS: An emerging market security is one issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies. Investing in emerging markets may entail purchasing securities issued by or on behalf of

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MAS Fund - 30          Terms in BOLD TYPE are defined in the Prospectus Glossary
entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

EQUITY SECURITIES: Commonly include but are not limited to COMMON STOCK, PREFERRED STOCK, ADRS, RIGHTS, WARRANTS, CONVERTIBLES, AND FOREIGN EQUITIES. See each individual portfolio listing of Allowable Investments to determine which of these a portfolio may hold. PREFERRED STOCK is contained in both the definition of Equity Securities and FIXED-INCOME SECURITIES since it exhibits characteristics commonly associated with each type.

FIXED-INCOME SECURITIES: Commonly include but are not limited to U.S. GOVERNMENTS, ZERO COUPONS, AGENCIES, CORPORATES, HIGH YIELD, MORTGAGE SECURITIES, SMBS, CMOS, ASSET-BACKEDS, CONVERTIBLES, BRADY BONDS, FLOATERS, INVERSE FLOATERS, CASH EQUIVALENTS, REPURCHASE AGREEMENTS, PREFERRED STOCK, and FOREIGN BONDS. See each individual portfolio's listing of Allowable Investments to determine which of these a portfolio may hold. PREFERRED STOCK is contained in both the definition of EQUITY SECURITIES and Fixed-Income Securities since it exhibits characteristics commonly associated with each type of security.

FLOATERS--Floating and Variable Rate Obligations: are debt obligations with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under FOREIGN INVESTING.

FOREIGN BONDS: are FIXED INCOME SECURITIES denominated in foreign currency and issued and traded primarily outside of the U.S., including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign MORTGAGE SECURITIES and various other mortgages and asset-backed securities.

FOREIGN CURRENCY: Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. These portfolios may hold foreign currency or purchase or sell currencies on a forward basis (see FORWARDS).

FOREIGN EQUITIES: are COMMON STOCK, PREFERRED STOCK, RIGHTS and WARRANTS of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets. Foreign Equities also include DEPOSITARY RECEIPTS. Investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies (see FOREIGN INVESTING).


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Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 31

FORWARDS--Forward Foreign Currency Exchange Contracts: are DERIVATIVES which are used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

A portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the portfolios may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A portfolio's entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to the portfolio's obligations in a segregated account throughout the duration of the contract.

A portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a portfolio's obligation under the forward contract. On the date of maturity, a portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When a portfolio enters into a forward contract for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

FUTURES & OPTIONS--Futures Contracts, Options on Futures Contracts and Options: are DERIVATIVES. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security.

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MAS Fund - 32          Terms in BOLD TYPE are defined in the Prospectus Glossary

A portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of its total assets. It will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the Securities and Exchange Commission's ("SEC's") position on asset coverage.

Possible Risks: The primary risks associated with the use of Futures and Options are (i) imperfect correlation between the change in market value of the securities held by a portfolio and the prices of futures and options relating to the stocks, bonds or futures contracts purchased or sold by a portfolio; and
(ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on a portfolio's ability to execute futures and options strategies. Additional risks associated with options transactions are (i) the risk that an option will expire worthless; (ii) the risk that the issuer of an over-the-counter option will be unable to fulfill its obligation to the portfolio due to bankruptcy or related circumstances; (iii) the risk that options may exhibit greater short-term price volatility than the underlying security; and (iv) the risk that a portfolio may be forced to forego participation in the appreciation of the value of underlying securities, futures contracts or currency due to the writing of a call option.

HIGH YIELD: High yield securities are generally considered to be CORPORATES, PREFERRED STOCKS, and CONVERTIBLES rated Ba through by Moody's or BB through by Standard & Poor's, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as junk bonds or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. The following are excerpts from the Moody's and Standard & Poor's definitions for speculative-grade debt obligations:

     Moody's: Ba-rated bonds have "speculative elements" so their future "cannot be considered assured," and protection of principal and interest is "moderate" and "not well safeguarded during both good and bad times in the future." B-rated bonds "lack characteristics of a desirable investment" and the assurance of interest or principal payments "may be small." Caa-rated bonds are "of poor standing" and "may be in default" or may have "elements of danger with respect to principal or interest." Ca-rated bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C-rated bonds are the "lowest rated" class of bonds, and issues so rated can be regarded as having "extremely poor prospects" of ever attaining any real investment standing.

     STANDARD & POOR'S: BB-rated bonds have "less near-term vulnerability to default" than B- or CCC-rated securities but face "major ongoing uncertainties . . . which may lead to inadequate capacity" to pay interest or principal. B-rated bonds have a "greater vulnerability to default than BB-rated bonds and the ability to pay interest or principal will likely be impaired by adverse business conditions." CCC-rated bonds have a currently identifiable "vulnerability to default" and, without favorable business conditions, will be "unable to repay interest and principal." The rating C is reserved for income bonds on which "no interest is being paid." Debt rated D is in "default", and "payment of interest and/or repayment of principal is in arrears."


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Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 33

While these securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds.

The risks posed by securities issued under such circumstances are substantial. If a security held by a portfolio is down-graded, the portfolio may retain the security.

INVERSE FLOATERS--Inverse Floating Rate Obligations: are FIXED-INCOME SECURITIES, which have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an Inverse Floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an Inverse Floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and Inverse Floater CMOS exhibit greater price volatility than the majority of mortgage pass-through securities or CMOS. In addition, some Inverse Floater CMOS exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an Inverse Floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

INVESTMENT COMPANIES: The portfolios are permitted to invest in shares of other open-end or closed-end investment companies. The Investment Company Act of 1940 (the "1940 Act") generally prohibits the portfolios from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

To the extent a portfolio invests a portion of its assets in Investment Companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the portfolio itself. The portfolios may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.

INVESTMENT FUNDS: Some emerging market countries have laws and regulations that currently preclude or limit direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds. Portfolios that may invest in these Investment Funds are subject to applicable law as discussed under Investment Restrictions and will invest in such Investment Funds only where appropriate given that the portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the portfolio. Under certain circumstances, an investment in an investment fund will be subject to the additional limitations that apply to investments in INVESTMENT COMPANIES.

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MAS Fund - 34          Terms in BOLD TYPE are defined in the Prospectus Glossary

INVESTMENT GRADE SECURITIES: are those (a) rated by one or more nationally recognized statistical rating organization (NRSRO) in one of the four highest rating categories at the time of purchase (e.g. AAA, AA, A or BBB by Standard & Poor's Corporation (Standard & Poor's) or Fitch Inv estors Service, Inc., (Fitch) or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. (Moody's)); (b) guaranteed by the U.S. Government or a private organization; or (c) considered by the Adviser to be investment grade quality. Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. MORTGAGE SECURITIES, including mortgage pass-throughs and CMOS, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality. The Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the portfolio. Any portfolio permitted to hold Investment Grade Securities may hold unrated securities if the Adviser considers the risks involved in owning that security to be equival ent to the risks involved in holding an Investment Grade Security.

LOAN PARTICIPATIONS: are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to the portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the investing portfolio to supply additional cash to the borrower on demand. Loan participations involving EMERGING MARKETS ISSUERS may relate to loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to financial institutions that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Such loan participations present additional risks of default or loss.

MORTGAGE SECURITIES--Mortgage-backed securities represent an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as the portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various governmental, government-related and private organizations. Portfolios may invest in securities issued or guaranteed by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage Securities issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If there is no guarantee provided by the issuer, mortgage-backed securities purchased by the portfolio will be those which at time of purchase are rated investment grade by one or more NRSRO, or, if unrated, are deemed by the Adviser to be of investment grade quality.


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Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 35

There are two methods of trading Mortgage Securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical Mortgage Security transaction, called a TBA (to be announced) transaction, in which the type of Mortgage Securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through Mortgage Securities are traded on a TBA basis.

A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including ZERO COUPON U.S. Treasuries), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

Possible Risks: Due to the possibility that prepayments on home mortgages will alter cash flow on Mortgage Securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of Mortgage Securities held by a portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

MUNICIPALS--Municipal Securities: are debt obligations issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transpo rtation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

General obligation municipal bonds are secured by the issuer's pledge of full faith, credit and taxing power. Revenue or special tax bonds are payable from the revenues derived from a particular facility or, in some cases, from a special excise or other tax, but not from general tax revenue. Municipal notes are issued to meet the short-term funding


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MAS Fund - 36          Terms in BOLD TYPE are defined in the Prospectus Glossary
requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.
Demand notes permit an investor (such as the portfolio) to demand from the issuer payment of principal plus accrued interest upon a specified number of days' notice. The portfolios eligible to purchase municipal bonds may also purchase AMT bonds. AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to a limited number of taxpayers who have certain adjustments to income or tax preference items.

PREFERRED STOCK: are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends.

REPURCHASE AGREEMENTS: are transactions by which a portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Such agreements permit the portfolio to keep all its assets at work while retaining overnight flexibility in pursuit of investments of a longer term nature. The Adviser will continually monitor the value of the underlying collateral to ensure that its value, including accrued interest, always equals or exceeds the repurchase price.

Pursuant to an order issued by the SEC, the Fund's portfolios may pool their daily uninvested cash balances in order to invest in Repurchase Agreements on a joint basis. By entering into Repurchase Agreements on a joint basis, it is expected that the portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such Repurchase Agreements. Each portfolio's participation in the income from jointly purchased Repurchase Agreements will be based on that portfolio's percentage share in the total Repurchase Agreement.

RIGHTS: represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

SMBS--Stripped Mortgage-Backed Securities: are DERIVATIVES in the form of multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most


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Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 37
of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on IOs and POs is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to a portfolio's limitations on investment in illiquid securities.

STRUCTURED INVESTMENTS: are DERIVATIVES in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more SWAPS to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. A portfolio will purchase Structured Investments in trusts that engage in such SWAPS only where the counterparties are approved by the Adviser in accordance with credit-risk guidelines established by the Board of Trustees.

STRUCTURED NOTES: are DERIVATIVES on which the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of Structured Notes allows a portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SWAPS--Swap Contracts: are DERIVATIVES in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency Swaps in which the portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such Swaps may involve initial and final exchanges that correspond to the agreed upon notiona l amount.

A portfolio will usually enter into Swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a portfolio receiving or paying, as the case may be,

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MAS Fund - 38          Terms in BOLD TYPE are defined in the Prospectus Glossary
only the net amount of the two returns. A portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. A portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Board of Trustees.

Possible Risks: Interest rate and total rate of return Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return Swaps is limited to the net amount of interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a portfolio's risk of loss consists of the net amount of interest payments that a portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than Swaps.

The use of Swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolios would be less favorable than it would have been if this investment technique were not used.

U.S. GOVERNMENTS--U.S. Treasury securities: are FIXED-INCOME SECURITIES which are backed by the full faith and credit of the U.S. Government as to the payment of both principal and interest.

WARRANTS: are options issued by a corporation which give the holder the option to purchase stock.

WHEN-ISSUED SECURITIES: are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. No payment or delivery is made by a portfolio in a when-issued transaction until the portfolio receives payment or delivery from the other party to the transaction. Although a portfolio receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. A portfolio will maintain with the custodian a segregated account consisting of cash or liquid securities in an amount at least equal to these commitments.

YANKEES: are U.S. dollar-denominated FIXED-INCOME SECURITIES issued by a foreign government or corporation and sold in the U.S.


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Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 39

ZERO COUPONS--Zero Coupon Obligations: are FIXED-INCOME SECURITIES that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary FIXED-INCOME SECURITIES because of the manner in which their principal and interest are returned to the investor.


                        GENERAL SHAREHOLDER INFORMATION

PURCHASE OF SHARES

Adviser Class Shares are available to clients of the Adviser with combined investments of $500,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others.

Adviser Class Shares of each portfolio may be purchased at the net asset value per share next determined after receipt of the purchase order. The portfolios determine net asset value as described under General Shareholder Information--Valuation of Shares each day that the portfolios are open. See Other Information--Closed Holidays and General Shareholder Information--Valuat ion of Shares.

INITIAL PURCHASE BY MAIL: Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Registration Form (provided at the end of the prospectus) and mailing it to MAS Funds c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868 together with a check ($500,000 minimum) payable to MAS Funds.

The portfolios requested should be designated on the Account Registration Form. Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited at the net asset value per share of the portfolio next determined after receipt. Such payment need not be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before acceptance by the Fund. Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. Shareholders can avoid this delay by purchasing shares by wire.

INITIAL PURCHASE BY WIRE: Subject to acceptance by the Fund, Adviser Class Shares of each portfolio may also be purchased by wiring Federal Funds to the Fund's Custodian Bank, The Chase Manhattan Bank (see instructions below). A completed Account Registration Form should be forwarded to MAS Funds' Client Services Group in advance of the wire. For all portfolios, notification must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to the determination of net asset value. Adviser Class Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. (Prior notification must also be received from investors

--------------------------------------------------------------------------------
MAS Fund - 40          Terms in BOLD TYPE are defined in the Prospectus Glossary
with existing accounts.) Instruct your bank to send a Federal Funds Wire in a specified amount to the Fund's Custodian Bank using the following wiring instructions:


                     The Chase Manhattan Bank
                     1 Chase Manhattan Plaza
                     New York, NY 10081
                     ABA #021000021
                     DDA #910-2-734143
                     Attn: MAS Funds Subscription Account
                     Ref: (Portfolio Name, Account Number, Account Name)

ADDITIONAL INVESTMENTS: Additional investments of Adviser Class Shares at net asset value may be made at any time (minimum additional investment $1,000) by mailing a check (payable to MAS Funds) to MAS Funds' Client Services Group at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian Bank as outlined above. Shares will be purchased at the net asset value per share next determined after receipt of the purchase order. For all portfolios, notification must be given to MAS Funds' Client Services Group at 1-800-354-8185 prior to the determination of net asset value.

OTHER PURCHASE INFORMATION: The Fund reserves the right, in its sole discretion, to suspend the offering of any of its portfolios or to reject any purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Fund also reserves the right, in its sole discretion, to waive the minimum initial and additional investment amounts.

Purchases of a portfolio's shares will be made in full and fractional shares of the portfolio calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Adviser Class Shares of the Fund's portfolios are also sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others (Shareholder Organizations). Investors purchasing and redeeming shares of the portfolios through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund may pay compensation to or receive compensation from Shareholder Organizations for the sale of Adviser Class Shares.

REDEMPTION OF SHARES

Shares of each portfolio may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of shares redeemed may be more or less than the purchase price, depending on the net asset value


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Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 41
at the time of redemption which is based on the market value of the investment securities held by the portfolio. See Other Information-Closed Holidays and Valuation of Shares.

BY MAIL: Each portfolio will redeem shares at the net asset value next determined after the request is received in good order. Requests should be addressed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

To be in good order, redemption requests must include the following documentation:

(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(c) Any required signature guarantees (see Signature Guarantees); and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES: To protect your account, the Fund and the Administrator from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Please contact MAS Funds' Client Services Group for further details.

BY TELEPHONE: Provided the Telephone Redemption Option has been authorized by the shareholder on the Account Registration Form, a redemption of shares may be requested by calling MAS Funds' Client Services Group and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Shares cannot be redeemed by telephone if share certificates are held for those shares.

BY FACSIMILE: Written requests in good order (see above) for redemptions, exchanges, and transfers may be forwarded to the Fund via facsimile. All requests sent to the Fund via facsimile must be followed by a telephone call to MAS Funds' Client Services Group to ensure that the instructions have been properly received by the Fund. The original request must be promptly mailed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.


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MAS Fund - 42          Terms in BOLD TYPE are defined in the Prospectus Glossary

Payment of the redemption proceeds will ordinarily be made within three business days after receipt of an order for a redemption. The fund may suspend the right of redemption or postpone the date of redemption at times when the New York Stock Exchange ("NYSE"), the custodian, or the fund is closed (see Other Information-Closed Holidays) or under any emergency circumstances as determined by the SEC.

If the Board of Trustees determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in such payments of redemptions.

SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE: Each portfolio's Adviser Class Shares may be exchanged for shares of the Fund's other portfolios offering Adviser Class Shares based on the respective net asset values of the shares involved. The exchange privilege is only available, however, with respect to portfolios that are qualified for sale in a shareholder's state of residence. There are no exchange fees. Exchange requests should be sent to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

Because an exchange of shares amounts to a redemption from one portfolio and purchase of shares of another portfolio, the above information regarding purchase and redemption of shares applies to exchanges. Shareholders should note that an exchange between portfolios is considered a sale and purchase of shares. The sale of shares may result in a capital gain or loss for tax purposes.

The officers of the Fund reserve the right not to accept any request for an exchange when, in their opinion, the exchange privilege is being used as a tool for market timing. The Fund reserves the right to change the terms or conditions of the exchange privilege discussed herein upon sixty days' notice.

TRANSFER OF REGISTRATION: The registration of Fund shares may be transferred by writing to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868. As in the case of redemptions, the written request must be received in good order as defined above. Unless shares are being transferred to an existing account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party.



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Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 43

VALUATION OF SHARES

EQUITY, INTERNATIONAL EQUITY, MID CAP GROWTH, MID CAP VALUE AND VALUE
PORTFOLIOS:

Net asset value per share is determined by dividing the total market value of each portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that portfolio. Net asset value per share is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). EQUITY SECURITIES listed on a U.S. securities exchange or Nasdaq for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed EQUITY SECURITIES is taken from the exchange where the security is primarily traded. EQUITY SECURITIES listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of such currencies against U.S. dollars. Unlisted EQUITY SECURITIES and listed U.S. EQUITY SECURITIES not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. The values of other assets and securities for which no quotations are readily available (including restricted securities), and, to the extent permitted by the SEC, securities for which the value has been materially affected by events occurring after the close of the market on which they principally trade, are determined in good faith at fair value using methods approved by the Trustees.

DOMESTIC FIXED INCOME, FIXED INCOME AND HIGH YIELD PORTFOLIOS:

Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern Time) on each day the portfolio is open for business (See Other Information-Closed Holidays). Bonds and other FIXED INCOME SECURITIES listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars.

Net asset value includes interest on bonds and other FIXED-INCOME SECURITIES which is accrued daily. Bonds and other FIXED-INCOME SECURITIES which are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other FIXED-INCOME SECURITIES this ordinarily will be the over-the-counter market.

However, bonds and other FIXED-INCOME SECURITIES may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Bonds and other FIXED-INCOME SECURITIES not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value. In the event that amortized cost


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MAS Fund - 44          Terms in BOLD TYPE are defined in the Prospectus Glossary
does not approximate market, market prices as determined above will be used. Other assets and securities, for which no quotations are readily available (including restricted securities), and, to the extent permitted by the SEC, securities for which the value has been materially affected by events occurring after the close of the market on which they principally trade, will be valued in good faith at fair value using methods approved by the Board of Trustees.

BALANCED AND MULTI-ASSET-CLASS PORTFOLIOS: Net asset value per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. The net asset value per share of the Balanced and Multi-Asset-Class Portfolios is determined as of the later of the close of the NYSE or one hour after the close of the bond markets on each day the portfolio is open for business. Equity, fixed-income and other securities held by the portfolio will be valued using the policies described above.

ALL PORTFOLIOS: Net asset value per share for Investment Class Shares, Institutional Class Shares and Adviser Class Shares may differ due to class-specific expenses paid by each class, and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES: Dividends and Distributions: The Fund maintains different dividend and distribution policies for each portfolio. These are:

o The Equity, Value, Domestic Fixed Income, Fixed Income, High Yield, Balanced and Multi-Asset-Class Portfolios normally distribute substantially all of their net investment income to shareholders on a quarterly basis.

o The International Equity, Mid Cap Growth and Mid Cap Value Portfolios normally distribute substantially all of their net investment income on an annual basis.

If any portfolio does not have income available to distribute, as determined in compliance with the appropriate tax laws, no distribution will be made.

If any net gains are realized from the sale of underlying securities, the portfolios normally distribute such gains with the last distribution for the calendar year.

All dividends and capital gains distributions are automatically paid in additional shares of the portfolio unless the shareholder elects otherwise. Such election must be made in writing to the Fund and may be made on the Account Registration Form.

In all portfolios, undistributed net investment income is included in the portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the ex-dividend date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

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Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 45

Certain MORTGAGE SECURITIES may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on behalf of the shareholders by the portfolio in accordance with its investment objectives and policies.

TAXES: The following is a summary of some important tax issues that affect the portfolios of the Fund and their shareholders. The summary is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the tax treatment of each portfolio or its shareholders. More information about taxes is in the Statement of Additional Information. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

FEDERAL TAXES: Each portfolio of the Fund is treated as a separate entity for federal income tax purposes and intends to qualify for the special tax treatment afforded regulated investment companies. As such, each portfolio will not be subject to federal income tax to the extent it distributes net investment company taxable income and net capital gains to shareholders. The Fund will notify shareholders annually as to the tax classification of all distributions.

Income dividends received by shareholders will be taxable as ordinary income, whether received in cash or in additional shares. In the case of the Equity, Value, Mid Cap Value, Mid Cap Growth, Balanced and Multi-Asset-Class Portfolios, corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such portfolios from U.S. corporations. Capital gains distributions are taxable to shareholders at capital gains rates. Each portfolio will designate capital gains distributions to individual shareholders as either subject to the federal capital gains rate imposed on property held for more than 18 months or on property held for more than 1 year but not more than 18 months.

Distributions paid in January but declared by a portfolio in October, November or December of the previous year are taxable to shareholders in the previous year.

Each portfolio intends to declare and pay dividends and distributions so as to avoid imposition of the federal excise tax applicable to regulated investment companies. Further discussion is included in the Statement of Additional Information.

The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends and capital gains distributions) paid to shareholders. In order to avoid this withholding requirement, shareholders must certify on their Account Registration Forms that their Social Security Number or Taxpayer Identification Number is correct, and that they are not subject to backup withholding.

Exchanges and redemptions of shares in a portfolio are taxable events.

--------------------------------------------------------------------------------
MAS Fund - 46          Terms in BOLD TYPE are defined in the Prospectus Glossary

FOREIGN INCOME TAXES: Investment income received by the portfolios from sources within foreign countries may be subject to foreign income taxes withheld at source. The International Equity and Multi-Asset-Class Portfolios may be able to file an election with the Internal Revenue Service to pass through to their shareholders for foreign tax credit purposes, the amount of foreign income taxes paid by each such portfolio. Further discussion is included in the Statement of Additional Information. The other portfolios will not be able to make this election.

STATE AND LOCAL INCOME TAXES: The Fund is formed as a Pennsylvania Business Trust and is not liable for any corporate income or franchise tax in the Commonwealth of Pennsylvania. Shareholders should consult their tax advisors for the state and local income tax consequences of distributions from the portfolios.

TRUSTEES OF THE TRUST: The affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Pennsylvania. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust.

INVESTMENT ADVISER: The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP (the "Adviser"), is a Pennsylvania limited liability partnership founded in 1969, wholly owned by indirect subsidiaries of Morgan Stanley, Dean Witter, Discover & Co., and is located at One Tower Bridge, West Conshohocken, PA 19428. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and as of December 31, 1997 had in excess of $59.4 billion in assets under management. On May 31, 1997, Morgan Stanley Group Inc., then the indirect parent of the Adviser, merged with Dean Witter, Discover & Co. to form Morgan Stanley, Dean Witter, Discover & Co. In connection with this transaction, the Adviser entered into a new Investment Management Agreement ("Agreement") with MAS Funds dated May 31, 1997, which Agreement was approved by the shareholders of each portfolio at a special meeting held on May 1, 1997 or at an adjournment of such meeting held on May 12, 1997. The Adviser will retain its name and remain at its current location, One Tower Bridge, West Conshohocken, PA 19428. The Adviser will continue to provide investment counseling services to employee benefit plans, endowments, foundations and other institutional investors.

Under the Agreement with the Fund, the Adviser, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of each portfolio of the Fund, manages the investment and reinvestment of the assets of each portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's portfolios and to place each portfolio's purchase and sales orders. As compensation for the services rendered by the Adviser under the Agreement, each portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate. The following table shows the Adviser's contractual rate (annualized) along with the Adviser's actual rate of compensation for the Fund's 1997 fiscal year.


--------------------------------------------------------------------------------
Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 47

                                                                   FY 1997
                                           CONTRACTUAL              ACTUAL
                                               RATE           COMPENSATION RATE
                                           ------------       -----------------
Equity Portfolio                               .500%                  .500%
International Equity Portfolio                 .500                   .500
Mid Cap Growth Portfolio                       .500                   .500
Mid Cap Value Portfolio                        .750                   .727
Value Portfolio                                .500                   .500
Domestic Fixed Income Portfolio                .375                   .364
Fixed Income Portfolio                         .375                   .375
High Yield Portfolio                           .375                   .375
Balanced Portfolio                             .450                   .450
Multi-Asset-Class Portfolio                    .650                   .528

The Adviser is, on a voluntary basis, waiving a portion of its fee and/or reimbursing certain expenses for the Multi-Asset-Class Portfolio. Absent such waivers and/or reimbursements by the Adviser, Total Operating Expenses would be 1.086%. These fee waivers and expense reimbursements are voluntary and may be discontinued at any time at the Adviser's discretion.

PORTFOLIO MANAGEMENT

A description of the business experience during the past five years for each of the investment professionals who are primarily responsible for the day-to-day management of the Fund's portfolios is as follows:

Robert E. Angevine, Principal, Morgan Stanley, joined Morgan Stanley Asset Management in 1988. He assumed responsibility for the High Yield Portfolio in 1996.

Arden C. Armstrong, Managing Director, Morgan Stanley, joined MAS in 1986. She assumed responsibility for the Mid Cap Growth Portfolio in 1990, the Growth Portfolio in 1993 and the Equity Portfolio in 1994.

Richard M. Behler, Principal, Morgan Stanley, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management. He assumed responsibility for the Value Portfolio in 1996.

Thomas L. Bennett, Managing Director, Morgan Stanley, joined MAS in 1984. He assumed responsibility for the Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio 1987, the High Yield Portfolio in 1985, the Fixed Income Portfolio II in 1990, the Special Purpose Fixed Income and Balanced Portfolio in 1992, the Multi-Asset-Class Portfolio in 1994, the Balanced Plus Portfolio in 1996 and the Multi-Market Fixed Income Portfolio in 1997.

David P. Chu, Vice President, Morgan Stanley, joined MASin 1998. He served as Senior Equity Analyst from 1992 to 1997 and as Co-Portfolio Manager in 1997 for NationsBank and its subsidiary, TradeStreet Investment Associates, Inc. He assumed responsibility for the Mid Cap Growth Portfolio in 1998.

--------------------------------------------------------------------------------
MAS Fund - 48          Terms in BOLD TYPE are defined in the Prospectus Glossary

Bradley S. Daniels, Vice President, Morgan Stanley, joined MAS in 1985. He assumed responsibility for the Small Cap Value Portfolio in 1986 and the Mid Cap Value Portfolio in 1994.

Kenneth B. Dunn, Managing Director, Morgan Stanley, joined MAS in 1987. He assumed responsibility for the Fixed Income and the Domestic Fixed Income Portfolios in 1987, the Fixed Income II Portfolio in 1990, the Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios in 1992, and the Municipal PA, Municipal Portfolios in 1994 and the Multi-Market Fixed Income Portfolio in 1997.

Hassan Elmasry, Principal, Morgan Stanley, joined MAS in 1995. He served as First Vice President & International Equity Portfolio Manager from 1987 through 1995 for Mitchell Hutchins Asset Management. He assumed responsibility for the International Equity Portfolio in 1996.

Stephen F. Esser, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the High Yield Portfolio in 1989 and the Multi-Market Fixed Income Portfolio in 1997.

William B. Gerlach, Principal, Morgan Stanley, joined MAS in 1991. He assumed responsibility for the Small Cap Value and Mid Cap Value Portfolios in 1996.

J. David Germany, Managing Director, Morgan Stanley, joined MAS in 1991. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios in 1993, the Multi-Asset-Class Portfolio in 1994, the Balanced Plus Portfolio in 1996 and the Multi-Market Fixed Income Portfolio in 1997.

Ellen D. Harvey, Principal, Morgan Stanley, joined MAS in 1984. She assumed responsibility for the Cash Reserves Portfolio in 1990, the Limited Duration Portfolio in 1992 and the Intermediate Duration Portfolio in 1994.

James J. Jolinger, Principal, Morgan Stanley, joined MAS in 1994. He served as Equity Analyst for Oppenheimer Capital from 1987-1994. He assumed responsibility for the Equity Portfolio in 1997.

Abhi Y. Kanitkar, Vice President, Morgan Stanley, joined MAS in 1994. He served as an Investment Analyst from 1993 through 1994 for Newbold's Asset Management. He assumed responsibility for the Mid Cap Growth Portfolio in 1996.

Nicholas J. Kovich, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Equity Portfolio in 1994 and the Value Portfolio in 1997.

Brian Kramp, Vice President, Morgan Stanley, joined MAS in 1997. He served as Analyst/Portfolio Manager for Meridian Asset Management, and its successor, Corestates Investment Advisors from 1985-1997. He assumed responsibility for the Equity Portfolio in 1998.

--------------------------------------------------------------------------------
Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 49

Steven K. Kreider, Principal, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Municipal and the PA Municipal Portfolios in 1992.

Chris Leavy joined MAS in 1997. He served as a Portfolio Manager for Capitoline Investment Services from 1995-1997; a Portfolio Manager for Premier Trust Company from 1994 to 1995; and as a Research Analyst for Leavy Investment Management from 1993-1994. He assumed responsibility for the Mid Cap Value and Small Cap Value Portfolios in 1998.

Robert J. Marcin, Managing Director, Morgan Stanley, joined MAS in 1988. He assumed responsibility for the Value Portfolio in 1990 and the Equity Portfolio in 1994.

Scott F. Richard, Managing Director, Morgan Stanley, joined MAS in 1992. He assumed responsibility for the Mortgage-Backed Securities Portfolio in 1992, the Limited Duration, Intermediate Duration, Municipal and PA Municipal Portfolios in 1994 and the Advisory Mortgage Portfolio in 1995.

Christian G. Roth, Principal, Morgan Stanley, joined MAS in 1991. He assumed responsibility for the Limited Duration and Intermediate Duration Portfolios in 1994.

Gary G. Schlarbaum, Managing Director, Morgan Stanley; Director, MAS Fund Distribution, Inc.; joined MAS in 1987. He assumed responsibility for the Equity and Small Cap Value Portfolios in 1987, the Growth Portfolio in 1993, the Balanced Portfolio in 1992 and the Multi-Asset-Class and Mid Cap Value Portfolios in 1994.

Horacio A. Valeiras, Managing Director, Morgan Stanley, joined MAS in 1992. He assumed responsibility for the International Equity Portfolio in 1992, the Emerging Markets Value Portfolio in 1993, the Multi-Asset-Class Portfolio in 1994 and the Balanced Portfolio in 1996.

Richard B. Worley, Managing Director, Morgan Stanley, joined MAS in 1978. He assumed responsibility for the Fixed Income Portfolio in 1984, the Domestic Fixed Income Portfolio in 1987, the Fixed Income Portfolio II in 1990, the Balanced and Special Purpose Fixed Income Portfolios in 1992, the Balanced Plus Portfolio in 1996, the Global Fixed Income and International Fixed Income Portfolios in 1993, the Multi-Asset-Class Portfolio in 1994 and the Multi-Market Fixed Income Portfolio in 1997.

ADMINISTRATIVE SERVICES: MAS serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Under its Administration Agreement with the Fund, MAS receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston MA 02108-3913, serves as Transfer Agent to the Fund pursuant to an agreement also dated as of November 18, 1993, and provides fund accounting and other services pursuant to a sub-administration agreement with MAS as Administrator.

MAS Fund - 50          Terms in BOLD TYPE are defined in the Prospectus Glossary

GENERAL DISTRIBUTION AGENT: Shares of the Fund are distributed exclusively through MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.

DISTRIBUTION PLAN: Adviser Class Shares are sold without a sales charge, but are subject to a Rule 12b-1 fee. The Fund, on behalf of the applicable portfolio, will make monthly payments to the Fund's distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to .25% of each portfolio's average daily net assets attributable to Adviser Class Shares. The Fund's distributor will use the Rule 12b-1 fee it receives for (i) compensation for its services in connection with distribution assistance or provision of shareholder or account maintenance services, or (ii) payments to financial intermediaries, plan fiduciaries, and investment professionals, including the Adviser, for providing distribution support services, and/or account maintenance services to shareholders (including, where applicable, any underlying beneficial owners) of Adviser Class Shares.

PORTFOLIO TRANSACTIONS: The investment advisory agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the portfolios. In doing so, a portfolio may pay higher commission rates or markups on principal transactions than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker or dealer effecting the transaction.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's portfolios or who act as agents in the purchase of shares of the portfolios for their clients.

Some securities considered for investment by each of the Fund's portfolios may also be appropriate for other clients served by the Adviser. The Adviser may place a combined order for two or more accounts or portfolios for the purchase or sale of one same security if, in its judgement, joint execution is in the best interest of each participant and will result in best price and execution. If purchase or sale of securities consistent with the investment policies of a portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees. The Adviser may use its broker dealer affiliates, including Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., the parent of MAS's general partner and limited partner, to carry out the Fund's transactions, provided the Fund receives brokerage services and commission rates comparable to those of other broker dealers.

OTHER INFORMATION: Description of Shares and Voting Rights: The Fund was established under Pennsylvania law by a Declaration of Trust dated February 15, 1984, as amended and restated as of November 18, 1993. The Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (portfolios) of shares. Currently the Fund consists of twenty-seven portfolios.

--------------------------------------------------------------------------------
Terms in BOLD TYPE are defined in the Prospectus Glossary         MAS Fund - 51

The shares of each portfolio of the Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in their name on the books of the Fund.

Meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

As of January 5, 1998 Northern Trust Company (Chicago, Il) owned a controlling interest (as that term is defined under the 1940 Act) of the Balanced Portfolio.

CUSTODIANS: The Chase Manhattan Bank, New York, NY and Morgan Stanley Trust Company (NY), Brooklyn, NY serve as custodians for the Fund. The custodians hold cash, securities and other assets as required by the 1940 Act.

TRANSFER AND DIVIDEND DISBURSING AGENT: Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston, MA 02108-3913, serves as the Funds' Transfer Agent and dividend disbursing agent.

REPORTS: Shareholders receive semi-annual and annual financial statements. Annual financial statements are audited by Price Waterhouse LLP, independent accountants.

LITIGATION: The Fund is not involved in any litigation.

CLOSED HOLIDAYS: Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

--------------------------------------------------------------------------------
MAS Fund - 52          Terms in BOLD TYPE are defined in the Prospectus Glossary

TRUSTEES AND OFFICERS

The following is a list of the Trustees and the principal executive officers of the Fund and a brief statement of their present positions and principal occupations during the past five years:

THOMAS L. BENNETT,* Chairman of the Board of Trustees; Managing Director, Morgan Stanley; Portfolio Manager and member of the Executive Committee, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; formerly Director, Morgan Stanley Universal Funds, Inc.

THOMAS P. GERRITY, Trustee; Dean and Reliance Professor of Management and Private Enterprise, Wharton School of Business, University of Pennsylvania; Director, Digital Equipment Corporation; Director, Sun Company, Inc.; Director, Fannie Mae; Director, Reliance Group Holdings; Director, CVS Corporation; Director, Union Carbide Corporation.

JOSEPH P. HEALEY, Trustee; Headmaster, Haverford School; formerly Dean, Hobart College; Associate Dean, William & Mary College.

JOSEPH J. KEARNS, Trustee; investment consultant; Chief Investment Officer, The
J. Paul Getty Trust; Director, Electro Rent Corporation; Trustee, Southern California Edison Nuclear Decommissioning Trust; Director, The Ford Family Foundation.

VINCENT R. MCLEAN, Trustee; Director, Legal and General America, Inc., Director, William Penn Life Insurance Company of New York; formerly Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of Unisys Corporation).

C. OSCAR MORONG, JR., Trustee; Managing Director, Morong Capital Management; Director, Ministers and Missionaries Benefit Board of American Baptist Churches, The Indonesia Fund, The Landmark Funds; formerly Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc.

*Trustee Bennett is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended.

--------------------------------------------------------------------------------

JAMES D. SCHMID, President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Funds, Miller Anderson & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.; Chairman of the Board of Directors, The Minerva Fund, Inc.; formerly Vice President, The Chase Manhattan Bank.

LORRAINE TRUTEN, CFA, Vice President, MAS Funds; Principal, Morgan Stanley; Head of Mutual Fund Services, Miller Anderson & Sherrerd, LLP; President, MAS Fund Distribution, Inc.

JOHN H. GRADY, JR., Secretary, MAS Funds; Partner, Morgan, Lewis & Bockius LLP; formerly Attorney, Ropes & Gray.


--------------------------------------------------------------------------------
Terms in BOLD TYPE are defined in the Prospectus Glossary         MAS Fund - 53

                      (This page intentionally left blank)






--------------------------------------------------------------------------------
MAS Fund - 54          Terms in BOLD TYPE are defined in the Prospectus Glossary


--MAS---------------------------------------------------------------------------------ACCOUNT REGISTRATION FORM---------------------
MAS FUNDS
                                                                                          MAS Fund Distribution, Inc.
                                                                                          General Distribution Agent
------------------------------------------------------------------------------------------------------------------------------------
(1)                   |
REGISTRATION/PRIMARY  ||_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
                      |
MAILING ADDRESS       ||_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
                      |
                      | Attention  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Confirmations and     |
month-end statements  | Street or P.O. Box |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
will be mailed        |
to this address.      | City   |_|_|_|_|_|_|_|_|_|_|_|_|_|             State |_|_|  Zip  |_|_|_|_|_|-|_|_|_|_|
                      |
                      | Telephone No.  |_|_|_|-|_|_|_|-|_|_|_|_|_|
                      |
                      | Form of Business
                      | Entity:            [ ] Corporation   [ ] Partnership   [ ] Trust   [ ] Other _____________________________
                      | Type of Account:   [ ] Defined Benefit Plan  [ ] Defined Contribution Plan  [ ] Profit Sharing/Thrift Plan
                      |
                      |                    [ ] Other Employee Benefit Plan ___________________________________________
                      |
                      |                    [ ] Endowment   [ ] Foundation   [ ] Taxable   [ ] Other (Specify)_________
                      |
                      | [ ] United States Citizen  [ ] Resident Alien  [ ] Non-Resident Alien, Indicate Country of Residence _______
------------------------------------------------------------------------------------------------------------------------------------
 (2)                  |
INTERESTED PARTY      |
OPTION                |
                      |
In addition to the    |
account statement     |
sent to the above     | Attention: |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
registered address,   | Company
the Fund is           | (If Applicable)  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
authorized to mail    |
duplicate statements  | Street or P.O. Box |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
to the name and       |
address provided      | City   |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_| State |_|_|  Zip  |_|_|_|_|_|-|_|_|_|_|
at right.             |
                      | Telephone No.  |_|_|_|-|_|_|_|-|_|_|_|_|_|
For additional        |
interested party      |
mailings, please      |
attach a separate     |
sheet.                |
------------------------------------------------------------------------------------------------------------------------------------

(3) INVESTMENT For Purchase of:    [ ] Equity                                             $_________________
                                   [ ] International Equity Portfolio                     $_________________
                                   [ ] Mid Cap Growth Portfolio                           $_________________
                                   [ ] Mid Cap Value Portfolio                            $_________________
                                   [ ] Value Portfolio                                    $_________________
                                   [ ] Domestic Fixed Income Portfolio                    $_________________
                                   [ ] Fixed Income Portfolio                             $_________________
                                   [ ] High Yield Portfolio                               $_________________
                                   [ ] Balanced Portfolio                                 $_________________
                                   [ ] Multi-Asset-Class Portfolio                        $_________________
------------------------------------------------------------------------------------------------------------------------------------

(4) TAXPAYER IDENTIFICATION NUMBER
     Part 1.

        Social Security Number                                           IMPORTANT TAX INFORMATION

        |_|_|_|-|_|_|-|_|_|_|_|                  You (as a payee) are required by law to provide us (as payer) with your correct taxpayer identification number. Accounts that have a missing or incorrect
                 or                              taxpayer identification number will be subject to backup withholding at a 31%
    Employer Identification Number               rate on ordinary income and capital gains distribution as well as redemptions.
                                                 Backup withholding is not an additional tax; the tax liability of persons subject
        |_|_|-|_|_|_|_|_|_|_|                    to backup withholding will be reduced by the amount of tax withheld.

Part 2. BACKUP WITHHOLDING                       You may be notified that you are subject to backup withholding under section
                                                 3406(a)(1)(C) because you have underreported interest or dividends or you were
[ ] Check the box if the account is subject      required to, but failed to, file a return which would have included a reportable
to Backup Withholding under the provisions       interest or dividend payment. If you have been so notified, check the box in
of Section 340(a)(1)(C) of the Internal          PART 2 at left.
Revenue Code.

------------------------------------------------------------------------------------------------------------------------------------
  MILLER
  ANDERSON
__& SHERRERD, LLP __ ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185 ________________________________________________

                                                                                                                   SIDE ONE OF TWO +

--MAS-------------------------------------------------------------------------------------------------------------------------------
MAS FUNDS

(5) TELEPHONE REDEMPTION OPTION

Please sign below if you wish to redeem or exchange shares by telephone. Redemption proceeds requested by phone may only be mailed to the account's primary registration address or wired according to bank instructions provided in writing. A signature guarantee is required if the bank account listed below is not registered identically to your Fund Account. The Fund and its agents shall not be liable for reliance on phone instructions reasonably believed to be genuine. The Fund will maintain procedures designed to authenticate telephone instructions received.

Telephone requests for redemptions or exchanges will not be honored unless signature appears below.

(X)
-----------------------------------------------------------------------------------------------
     Signature                                                            Date
------------------------------------------------------------------------------------------------------------------------------------

(6) WIRING INSTRUCTIONS -- The instructions provided below may only be changed by written notification.

     Please check appropriate box(es):

     [ ] Wire redemption proceeds
     [ ] Wire distribution proceeds (please complete box (7) below)

     ____________________________________________________________________           _____________________________________________
            Name of Commercial Bank (Net Savings Bank)                                              Bank Account No.


     ____________________________________________________________________________________________________________________________
                                           Name(s) in which your Bank Account is Established

     ____________________________________________________________________________________________________________________________
                                                         Bank's Street Address

     ___________________________________________________________________________________________   ______________________________
      City                                         State                               Zip             Routing/ABA  Number

------------------------------------------------------------------------------------------------------------------------------------

(7) DISTRIBUTION OPTION -- Income dividends and capital gains distributions (if     |  (8) WIRING
any) will be reinvested in additional shares if no box is checked below. The        |      INSTRUCTIONS
instructions provided below may only be changed by written notification.            |      For purchasing Shares by wire,
                                                                                    |      please send a Fedwire payment to:
                                                                                    |
[ ] Income dividends and capital gains to be paid in cash.                          |      The Chase Manhattan Bank
                                                                                    |      1 Chase Manhattan Plaza
[ ] Income dividends to be paid in cash and capital gains distribution in           |      New York, NY 10081
    additional shares.                                                              |      ABA# 021000021
                                                                                    |      DDA# 910-2-734143
[ ] Income dividends and capital gains to be reinvested in                          |
    additional shares.                                                              |      Attn: MAS Funds Subscription Account
                                                                                    |      Ref. Portfolio name, your Account
If cash option is chosen, please indicate instructions below:                       |           number, your Account name)
                                                                                    |
[ ] Mail distribution check to the name and address in which account is             |
    registered.                                                                     |
                                                                                    |
[ ] Wire distribution to the same commercial bank indicated in Section 6 above.     |
                                                                                    |
------------------------------------------------------------------------------------------------------------------------------------

SIGNATURE(S) OF ALL HOLDERS AND TAXPAYER CERTIFICATION

The undersigned certify that I/we have full authority and legal capacity to purchase shares of the Fund and affirm that I/we have received a current MAS Funds Prospectus and agree to be bound by its terms. Under penalties of perjury I/we certify that the information provided in Section 4 above is true, correct and complete. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

(X)__________________________________________________________       ______________________________________________________________
Signature                                             Date         |                                                              |
                                                                   |                                                              |
(X)__________________________________________________________      |                       FOR INTERNAL USE ONLY                  |
Signature                                             Date         |                                                              |
                                                                   | (X)________________________________________________________  |
(X)__________________________________________________________      |       Signature                                    Date      |
Signature                                             Date         |                                                              |
                                                                   |  __________________________________________________________  |
(X)__________________________________________________________      |                                                              |
Signature                                             Date         |                 O [ ]   F [ ]                                |
                                                                   |                                                              |
          This application is separate from the prospectus.        |                                                              |
                                                                   |______________________________________________________________|

  MILLER
  ANDERSON
__& SHERRERD, LLP __ ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185 ________________________________________________

                                                                                                                     SIDE TWO OF TWO
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Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 57




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MAS Fund - 58          Terms in BOLD TYPE are defined in the Prospectus Glossary

                            ADVISER CLASS PROSPECTUS

                                JANUARY 31, 1998
                            AS REVISED MARCH 6, 1998

INVESTMENT ADVISER AND ADMINISTRATOR:      TRANSFER AGENT:

MILLER ANDERSON & SHERRERD, LLP            CHASE GLOBAL FUNDS SERVICES COMPANY
ONE TOWER BRIDGE                           73 TREMONT STREET
WEST CONSHOHOCKEN,                         BOSTON, MASSACHUSETTS 02108-0913
PENNSYLVANIA 19428-2899

                                    GENERAL DISTRIBUTION AGENT:

                                    MAS FUND DISTRIBUTION, INC.
                                    ONE TOWER BRIDGE
                                    P.O. BOX 868
                                    WEST CONSHOHOCKEN,
                                    PENNSYLVANIA 19428-0868

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                               TABLE OF CONTENTS

                              Page                                        Page

Fund Expenses  ................  2   General Shareholder Information
Prospectus Summary ............  4     Purchase of Shares ................. 40
Financial Highlights ..........  6     Redemption of Shares ............... 41
Yield and Total Return ........  9     Shareholder Services ............... 43
Investment Suitability ........  9     Valuation of Shares................. 44
Investment Limitations ........ 11     Dividends, Distributions and Taxes.. 45
Portfolio Summaries ........... 12   Investment Adviser ................... 47
Equity Investments ............ 12   Portfolio Management ................. 48
Fixed-Income Investments ...... 17   Administrative Services .............. 50
Prospectus Glossary:                 General Distribution Agent ........... 51
    Strategies ................ 22   Portfolio Transactions ............... 51
    Investments................ 27   Other Information .................... 51
                                     Trustees and Officers ................ 53


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Terms in BOLD TYPE are defined in the Prospectus Glossary          MAS Fund - 59


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                     MAS
                  ---------
                  MAS FUNDS






                  -----------------------------
                  ADVISER CLASS PROSPECTUS
                  -----------------------------





                  MILLER
                  ANDERSON
                  & SHERRERD, LLP
                  ONE TOWER BRIDGE o WEST CONSHOHOCKEN, PA 19428 o 800-354-8185